UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-06722

Forward Funds

(Exact name of registrant as specified in charter)

101 California Street, 16th Floor

San Francisco, CA 94111

(Address of principal executive offices) (Zip code)

John A. Blaisdell, President

Forward Funds

101 California Street, 16th Floor

San Francisco, CA 94111

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 999-6809

Date of fiscal year end: December 31

Date of reporting period: March 31, 2016

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to Rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1 – Schedule of Investments.

The Schedule of Investments of the following series of the registrant are included herewith: Salient Adaptive US Equity Fund, Salient Commodity Long/Short Strategy Fund, Salient EM Corporate Debt Fund, Salient EM Dividend Signal Fund, Salient EM Infrastructure Fund, Salient Frontier Strategy Fund, Salient High Yield Fund , Salient International Dividend Signal Fund, Salient International Real Estate Fund, Salient International Small Cap Fund, Salient Investment Grade Fund, Salient Real Estate Fund, Salient Select Income Fund, Salient Select Opportunity Fund, Salient Tactical Growth Fund, Salient Tactical Muni Strategy Fund, Salient Tactical Real Estate Fund, Salient US Dividend Signal Fund, Salient Adaptive Balanced Fund, and Salient Adaptive Income Fund.

Consolidated Portfolio of Investments (Note 1)

Forward Commodity Long/Short Strategy Fund

March 31, 2016 (Unaudited)

	Value (Note 1)
Total Investments: 0.00% (Cost $0)	$0
Net Other Assets and Liabilities: 100.00%	7,116,378	(a)
Net Assets: 100.00%	$7,116,378

Percentages are stated as a percent of net assets.

(a)	Includes cash which is being held as collateral for futures contracts.

Futures Contracts(b)

Description	Position	Contracts	Expiration Date	Value	Unrealized Gain/(Loss)
Brent Crude Futures	Short	(5)	05/02/16	$(201,650)	$1,912
Chicago SRW Wheat Futures	Short	(28)	05/16/16	(662,900)	(9,064)
Coffee “C” Future	Short	(6)	05/19/16	(286,763)	(21,506)
Copper Futures	Short	(4)	05/27/16	(218,300)	(12,023)
Corn Futures	Short	(26)	05/16/16	(456,950)	23,444
Cotton No. 2 Futures	Short	(27)	05/09/16	(788,940)	(12,754)
Gasoline (RBOB) Futures	Short	(3)	05/02/16	(182,284)	(2,633)
Live Cattle Futures	Short	(8)	07/01/16	(396,880)	7,522
LME Lead Futures	Short	(7)	04/19/16	(297,281)	12,595
LME Lead Futures	Short	(13)	05/17/16	(552,825)	19,632
LME Nickel Futures	Short	(6)	04/19/16	(304,452)	(8,993)
LME Nickel Futures	Short	(5)	05/17/16	(254,085)	13,191
LME Primary Aluminum Futures	Short	(11)	04/19/16	(414,906)	(2,347)
LME Primary Aluminum Futures	Short	(9)	05/17/16	(340,313)	4,993
LME Zinc Futures	Short	(6)	04/19/16	(271,613)	(17,401)
LME Zinc Futures	Short	(5)	05/17/16	(226,531)	(4,759)
Low Sulphur Gas Futures	Short	(4)	05/13/16	(143,400)	3,468
Natural Gas Futures	Short	(20)	04/28/16	(391,800)	(22,694)
New York Harbor ULSD Futures	Short	(1)	05/02/16	(49,791)	1,661
Silver Futures	Short	(8)	05/27/16	(618,560)	(3,061)
Soybean Futures	Short	(3)	05/16/16	(136,613)	(6,534)
Soybean Meal Futures	Short	(29)	05/16/16	(783,870)	(6,605)
WTI Crude Futures	Short	(4)	04/21/16	(153,360)	3,342
Total Futures Contracts—Short				$(8,134,067)	$(38,614)

Description	Position	Contracts	Expiration Date	Value	Unrealized Gain/(Loss)
Cocoa Futures	Long	12	05/16/16	$354,000	$(7,484)
Gold 100 Oz. Futures	Long	10	06/29/16	1,235,600	(16,298)
Lean Hogs Futures	Long	18	06/15/16	582,120	(14,317)
LME Lead Futures	Long	7	04/19/16	297,281	(12,436)
LME Lead Futures	Long	17	05/17/16	722,925	(52,111)
LME Nickel Futures	Long	6	04/19/16	304,452	(13,472)
LME Primary Aluminum Futures	Long	11	04/19/16	414,906	(18,085)
LME Zinc Futures	Long	6	04/19/16	271,613	2,193
Soybean Oil Futures	Long	42	05/16/16	862,344	15,087
Sugar No. 11 (World) Futures	Long	30	05/02/16	515,760	(16,646)
Total Futures Contracts—Long				$5,561,001	$(133,569)

(b)	All of these investments are held by the Forward Commodity Long/Short Strategy (Cayman) Fund Ltd.

Investment Abbreviations:

LME—London Metal Exchange

RBOB—Reformulated Gasoline Blendstock for Oxygenate Blending

SRW—Soft Red Winter

ULSD—Ultra-Low Sulfur Diesel

WTI—West Texas Intermediate

Portfolio of Investments (Note 1)

Forward Credit Analysis Long/Short Fund

March 31, 2016 (Unaudited)

Principal Amount		Value (Note 1)
Corporate Bonds: 5.68%
Consumer Noncyclical: 0.38%
	Stryker Corp., Sr. Unsec. Notes
$ 400,000	2.625%, 03/15/21	$408,306
	Whole Foods Market, Inc., Sr. Unsec. Notes
200,000	5.200%, 12/03/25(a)	210,061
		618,367
Energy: 0.94%
	Occidental Petroleum, Sr. Unsec. Notes
1,500,000	4.400%, 04/15/46	1,509,777
Financial: 3.04%
	Bank of America Corp., Sr. Unsec. Notes
500,000	3.300%, 01/11/23	505,107
	IFP Funding II Llc, Sec. Notes
2,000,000	6.500%, 04/01/17(a)(b)(c)	2,000,000
	JPMorgan Chase & Co., Sr. Unsec. Notes
2,250,000	3.900%, 07/15/25	2,395,332
		4,900,439
Utilities: 1.32%
	Entergy Corp., Sr. Unsec. Notes
2,000,000	4.000%, 07/15/22	2,124,870
	Total Corporate Bonds (Cost $8,972,390)	9,153,453
Municipal Bonds: 77.52%
Alabama: 0.68%
	County of Jefferson, Alabama Sewer Convertible Revenue Warrants (Capital Appreciation), Sub-Lien, Series F
1,500,000	0.000%, 10/01/50(d)	1,100,880

Arizona: 1.51%
	Salt Verde, Arizona, Financial Corp., Senior Gas Revenue Bonds
2,000,000	5.000%, 12/01/37	2,435,540
California: 6.55%
	California State Earthquake Authority, Taxable Revenue Bonds
3,000,000	2.805%, 07/01/19	3,079,980
	California State Health Facilities Financing Authority Revenue Bonds (Lucile Packard Stanford Hospital), Series B
1,000,000	5.000%, 08/15/55	1,174,990
	California State Health Facilities Financing Authority Revenue Bonds (Sutter Health Obligated Group), Series A
500,000	5.000%, 11/15/28	619,210
	California State School Financing Authority Revenue Bonds (Launchpad Development Co.), Series A
500,000	5.000%, 06/01/46(a)	520,850
	Kaweah, California Delta Health Care District Revenue Bonds, Series B
500,000	4.000%, 06/01/45	511,930
	Stockton Public Financing Authority Revenue Bonds (Delta Water Supply Project), Series A
1,000,000	6.125%, 10/01/35	1,249,270
2,750,000	6.250%, 10/01/40	3,405,820
		10,562,050
Georgia: 1.48%
	Municipal Electric Authority of Georgia, Revenue Bonds (Build America Bonds, Plant Vogtle Units 3&4 Project J), Series A
1,000,000	6.637%, 04/01/57	1,246,270
	Savannah College of Art & Design Projects Revenue Bonds (Private Colleges & Universities Authority)
1,000,000	5.000%, 04/01/33	1,140,370
		2,386,640
Hawaii: 0.84%
	Honolulu City & County Board of Water Supply & Water Systems Revenue Bonds, Series A
1,100,000	5.000%, 07/01/27	1,353,242
Illinois: 8.17%
	City of Chicago, Illinois General Obligation Bonds, Series 2002B
2,000,000	5.500%, 01/01/34	2,003,940
	City of Chicago, Illinois General Obligation Bonds, Series 2005D
1,000,000	5.500%, 01/01/40	997,280
	City of Chicago, Illinois General Obligation Bonds, Series B
1,000,000	7.375%, 01/01/33	1,024,610

	City of Chicago, Illinois General Obligation Bonds, Series E
1,715,000	6.050%, 01/01/29	1,715,669
	City of Chicago, Illinois Transit Authority Sales & Transfer Tax Receipts Revenue Bonds, Series A
1,500,000	6.899%, 12/01/40	1,806,090
	Illinois State Highway Toll Authority Revenue Bonds, Series A
2,000,000	5.000%, 01/01/32	2,370,240
	State of Illinois, General Obligation Bonds
500,000	5.000%, 03/01/37	522,840
1,200,000	5.100%, 06/01/33	1,123,380
	State of Illinois, General Obligation Bonds (Build America Bonds)
1,500,000	6.630%, 02/01/35	1,620,135
		13,184,184
Iowa: 4.68%
	Iowa Finance Authority, Midwestern Disaster Area Revenue Bonds (Iowa Fertilizer Co., Project)
2,500,000	5.000%, 12/01/19	2,578,100
	Iowa Tobacco Settlement Authority, Asset-Backed Revenue Bonds, Series A
4,940,000	6.500%, 06/01/23	4,964,750
		7,542,850
Louisiana: 0.63%
	Louisiana State Public Facilities Authority Revenue Bonds (Entergy Louisiana Llc), Series A
1,000,000	3.375%, 09/01/28	1,014,680
Maryland: 0.28%
	Maryland State Economic Development Corp. Revenue Bonds (CNX Marine Terminals, Inc.)
470,000	5.750%, 09/01/25	452,840
Michigan: 3.44%
	Michigan State Finance Authority Revenue Bonds (Trinity Health Corp.), Series 2016MI
1,500,000	5.000%, 12/01/45	1,746,615
	Michigan State Finance Authority Revenue Bonds, Series F1
1,000,000	4.500%, 10/01/29	1,091,300
	Michigan State Tobacco Settlement Finance Authority Revenue Bonds, Series A
2,950,000	7.309%, 06/01/34	2,706,094
		5,544,009
Nebraska: 0.69%
	Nebraska Central Plains Energy Project, Gas Project Revenue Bonds (Project No. 3)
1,000,000	5.000%, 09/01/32	1,113,890

New Jersey: 7.65%
	New Jersey Tobacco Settlement Financing Corp. Revenue Bonds, Series 1A
4,000,000	4.625%, 06/01/26	4,033,640
1,750,000	5.000%, 06/01/41	1,574,300
	New Jersey Transportation Trust Fund Authority Revenue Bonds, Transportation Program, Series AA
2,500,000	5.000%, 06/15/45	2,653,050
500,000	5.250%, 06/15/29	560,325
	New Jersey Transportation Trust Fund Authority Revenue Bonds, Transportation Program, Series D
1,500,000	5.250%, 12/15/23	1,702,710
	South Jersey Transportation Authority Revenue Bonds (Build America Bonds)
1,500,000	7.000%, 11/01/38	1,806,435
		12,330,460
New York: 22.25%
	County of Nassau, New York Tobacco Settlement Corp., Asset-Backed Sr. Convertible Revenue Bonds, Series A-2
1,310,000	5.250%, 06/01/26	1,312,319
	New York City, Industrial Development Agency, Special Facilities Revenue Bonds (American Airlines, Inc. - JFK International Airport), VRDN
5,000,000	7.750%, 08/01/31(e)	5,164,550
6,000,000	8.000%, 08/01/28(e)	6,202,320
	New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue Bonds, Subseries B-1
1,000,000	5.000%, 08/01/31	1,206,780
	New York Liberty Development Corp., Refunding Revenue Bonds (World Trade Center Project), Class 1-3
3,000,000	5.000%, 11/15/44(a)	3,223,380
	New York Metropolitan Transportation Authority Revenue Bonds, Series C-1
3,590,000	5.000%, 11/15/31	4,338,838
	New York State Urban Development Corp. Revenue Bonds (New York State Urban Development), Series A
2,000,000	5.000%, 03/15/27	2,522,160
	Port Authority of New York & New Jersey Revenue Bonds, 168th Series
2,485,000	4.926%, 10/01/51	2,852,556
	Port Authority of New York & New Jersey Revenue Bonds, 194th Series
2,500,000	5.000%, 10/15/35	3,005,800
	Utility Debt Securitization Authority of New York Revenue Bonds
5,000,000	5.000%, 12/15/36	6,060,450
		35,889,153

Ohio: 5.90%
	Buckeye, Ohio Tobacco Settlement Financing Authority Revenue Bonds (Asset-Backed Sr. Turbo), Series A-2
5,000,000	5.125%, 06/01/24	4,726,800
4,790,000	6.500%, 06/01/47	4,789,473
		9,516,273
Pennsylvania: 3.54%
	County of Lancaster, Pennsylvania Hospital Authority Revenue Bonds (University of Pennsylvania Health System)
1,000,000	5.000%, 08/15/42(f)	1,175,890
	Pennsylvania State Turnpike Commission Revenue Bonds, Series A-1
1,000,000	5.000%, 12/01/41(f)	1,124,790
1,000,000	5.000%, 12/01/46(f)	1,119,590
	Pennsylvania State Turnpike Commission Revenue Bonds, Series B
2,000,000	5.000%, 12/01/45	2,284,420
		5,704,690
Rhode Island: 0.84%
	Rhode Island Tobacco Settlement Financing Corp. Revenue Bonds, Series A
1,245,000	5.000%, 06/01/40	1,351,535
South Carolina: 0.70%
	South Carolina Port Authority Revenue Bonds
1,000,000	5.250%, 07/01/50	1,128,650
South Dakota: 1.35%
	South Dakota Educational Enhancement Funding Corp. Revenue Bonds (Educational Enhancement Fund), Series A
1,000,000	3.539%, 06/01/22	1,032,360
	South Dakota Health & Educational Facilities Authority Revenue Bonds (Sanford Obligated Group)
1,000,000	5.000%, 11/01/35	1,152,730
		2,185,090
Texas: 5.63%
	North Texas Tollway Authority Revenue Bonds, Series B
1,000,000	5.000%, 01/01/40	1,140,140
1,000,000	5.000%, 01/01/45	1,140,320
	Port Beaumont Navigation District Dock & Wharf Facilities Revenue Bonds (Jefferson Energy Co.), VRDN
3,000,000	7.250%, 02/01/36(a)(e)	3,008,550

	Texas State Public Finance Authority, Taxable Revenue Bonds (Texas Windstorm Insurance Association)
1,875,000	5.250%, 07/01/17	1,881,750
1,875,000	8.250%, 07/01/24	1,904,606
		9,075,366
Washington: 0.71%
	Port of Seattle, Washington Revenue Bonds, Series A
1,000,000	5.000%, 04/01/40	1,148,090
	Total Municipal Bonds (Cost $120,772,674)	125,020,112
U.S. Treasury Bonds & Notes: 1.05%
	U.S. Treasury Notes, Floating Rate Note
1,700,000	0.572%, 01/31/18(e)	1,702,132
	Total U.S. Treasury Bonds & Notes (Cost $1,701,085)	1,702,132
Short-Term Securities: 16.98%
	FHLB, Discount Notes
4,400,000	0.290%, due 04/25/16(g)	4,399,149
14,700,000	0.328%, due 05/06/16(g)	14,695,322
	U.S. Treasury Bill, Discount Notes
7,300,000	0.126%, due 04/21/16(g)	7,299,513
1,000,000	0.159%, due 04/28/16(g)	999,885
	Total Short-Term Securities (Cost $27,393,869)	27,393,869
	Total Investments: 101.23% (Cost $158,840,018)	163,269,566
	Net Other Assets and Liabilities: (1.23)%	(1,987,329	)(h)
	Net Assets: 100.00%	$161,282,237

Percentages are stated as a percent of net assets.

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of those securities was $8,962,841, representing 5.56% of net assets.
(b)	Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.
(c)	Fair valued security under the procedures approved by the Fund’s Board of Trustees.
(d)	Represents a step-up bond. Rate disclosed is as of March 31, 2016.
(e)	Interest rate will change at a future date. Interest rate shown reflects the rate in effect at March 31, 2016.

(f)	When-issued security.
(g)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(h)	Includes cash which is being held as collateral for futures contracts.

Futures Contracts

Description	Position	Contracts	Expiration Date	Value	Unrealized Gain/ (Loss)
10-Year U.S. Treasury Notes Futures	Short	(26)	06/22/16	$(3,390,156)	$6,060
2-Year U.S. Treasury Note Futures	Short	(21)	07/01/16	(4,593,750)	(1,338)
5-Year U.S. Treasury Notes Futures	Short	(35)	07/01/16	(4,240,744)	(10,055)
U.S. Treasury Long Bond Futures	Short	(38)	06/22/16	(6,248,625)	6,718
Total Futures Contracts				$(18,473,275)	$1,385

Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees is as follows:

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
02/11/16	IFP Funding II Llc, Sec. Notes 6.500%, 04/01/17(a)(b)(c)	$2,000,000	$2,000,000	1.24%

Investment Abbreviations:

FHLB—Federal Home Loan Bank

Sr.—Senior

VRDN—Variable Rate Demand Notes

Unsec.—Unsecured

Portfolio of Investments (Note 1)

Forward Dynamic Income Fund

March 31, 2016 (Unaudited)

Shares		Value (Note 1)
Common Stocks: 96.75%
Consumer Discretionary: 14.71%
2,800	Comcast Corp., Class A	$171,024
1,600	Gentherm, Inc.(a)	66,544
800	Monro Muffler Brake, Inc.	57,176
2,200	Performance Sports Group, Ltd.(a)	6,996
1,800	Pool Corp.	157,932
2,100	Starwood Hotels & Resorts Worldwide, Inc.	175,203
800	Williams-Sonoma, Inc.	43,792
		678,667
Consumer Staples: 6.72%
1,200	Casey’s General Stores, Inc.	135,984
1,700	PepsiCo, Inc.	174,216
		310,200
Energy: 7.53%
700	Core Laboratories NV	78,687
3,100	Phillips 66	268,429
		347,116
Financials: 13.93%
1,900	Cohen & Steers, Inc.	73,948
1,500	Evercore Partners, Inc., Class A	77,625
2,200	FCB Financial Holdings, Inc., Class A(a)	73,172
2,300	JPMorgan Chase & Co.	136,206
13,500	Park Sterling Corp.	90,045
3,300	U.S. Bancorp	133,947
2,600	Virtu Financial, Inc., Class A	57,486
		642,429
Healthcare: 9.88%
1,700	Catalent, Inc.(a)	45,339
600	Cooper Companies, Inc.	92,382
1,600	Johnson & Johnson	173,120
1,700	PRA Health Sciences, Inc.(a)	72,692
900	Varian Medical Systems, Inc.(a)	72,018
		455,551
Industrials: 16.35%
2,200	Exponent, Inc.	112,222
888	General Dynamics Corp.	116,656
3,100	John Bean Technologies Corp.	174,871
1,800	Owens Corning	85,104
3,400	Ritchie Bros. Auctioneers, Inc.	92,072
1,800	Robert Half International, Inc.	83,844
2,700	Sun Hydraulics Corp.	89,613
		754,382
Information Technology: 21.09%
1,183	Apple, Inc.	128,935
1,000	Black Knight Financial Services, Inc., Class A(a)	31,030
1,900	Broadridge Financial Solutions, Inc.	112,689
1,000	DST Systems, Inc.	112,770
700	Jack Henry & Associates, Inc.	59,199
1,300	Littelfuse, Inc.	160,043
1,909	Microchip Technology, Inc.	92,014
1,492	Texas Instruments, Inc.	85,671

2,300	Vantiv, Inc., Class A(a)	123,924
800	WEX, Inc.(a)	66,688
		972,963
Materials: 6.54%
2,151	Eastman Chemical Co.	155,367
2,300	Neenah Paper, Inc.	146,418
		301,785
	Total Common Stocks (Cost $4,472,941)	4,463,093
	Total Investments: 96.75% (Cost $4,472,941)	4,463,093
	Net Other Assets and Liabilities: 3.25%	150,156
	Net Assets: 100.00%	$4,613,249

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

Portfolio of Investments (Note 1)

Forward EM Corporate Debt Fund

March 31, 2016 (Unaudited)

Principal Amount		Currency	Value (Note 1)
Foreign Government Obligations: 8.00%
Argentina: 4.70%
	Provincia de Buenos Aires, Sr. Unsec. Notes
2,000,000	4.000%, 05/15/35(a)(b)(c)	EUR	$1,547,544
	Provincia de Cordoba, Sr. Unsec. Notes
3,000,000	12.375%, 08/17/17(a)(b)	USD	3,172,500
			4,720,044
Suprainternational: 3.05%
	Africa Finance Corp., Sr. Unsec. Notes
3,000,000	4.375%, 04/29/20(a)(d)	USD	3,064,470
Turkey: 0.25%
	Export Credit Bank of Turkey, Sr. Unsec. Notes
250,000	5.375%, 02/08/21(d)	USD	255,012
	Total Foreign Government Obligations (Cost $7,797,011)		8,039,526
Asset-Backed Securities: 2.41%
China: 2.41%
	Sealane Trade Finance, Series 2015-1, Class A
2,500,000	9.630%, 12/25/19(e)(f)	USD	2,334,225
	Start CLO, Ltd., Series 2011-7A, Class A
64,740	2.636%, 06/09/16(d)(e)(f)	USD	63,656
	Start CLO, Ltd., Series 2011-7X, Class A
22,747	2.636%, 06/09/16(e)(f)	USD	22,366
			2,420,247
	Total Asset-Backed Securities (Cost $2,619,051)		2,420,247
Corporate Bonds: 87.14%
Argentina: 7.26%
	Cia de Transporte de Energia Electrica en Alta Tension Transener SA, Sr. Unsec. Notes
2,581,000	9.750%, 08/15/21(d)	USD	2,550,338
	MetroGas SA, Sr. Unsec. Notes, A-L
3,771,376	8.875%, 12/31/18(d)	USD	3,743,090

	YPF Sociedad Anonima, Sr. Unsec. Notes
1,000,000	8.500%, 03/23/21(d)	USD	1,003,750
			7,297,178
Bangladesh: 2.07%
	Banglalink Digital Communications, Ltd., Sr. Unsec. Notes
2,000,000	8.625%, 05/06/19(a)(d)	USD	2,080,000
Bolivia: 5.29%
	Trilogy International Partners Llc/Trilogy International Finance, Inc., First Lien Notes
5,834,000	10.250%, 08/15/16(d)	USD	5,308,940
Brazil: 13.38%
	Banco do Brasil SA, Jr. Sub. Notes
3,000,000	8.500%, Perpetual Maturity(a)(b)(e)(g)	USD	2,669,100
	BRF SA, Sr. Unsec. Notes
2,000,000	4.750%, 05/22/24(a)(d)	USD	1,900,000
	Gol LuxCo SA, Sr. Unsec. Notes
8,500,000	8.875%, 01/24/22(b)	USD	2,975,000
	Odebrecht Finance, Ltd., Sr. Unsec. Notes
4,000,000	5.250%, 06/27/29(a)(d)	USD	1,710,000
	Petrobras Global Finance BV, Sr. Unsec. Notes
3,000,000	5.375%, 01/27/21	USD	2,470,350
	Vale Overseas, Ltd., Sr. Unsec. Notes
2,000,000	4.375%, 01/11/22	USD	1,714,780
			13,439,230
Canada: 2.75%
	First Quantum Minerals Ltd., Sr. Unsec. Notes
2,000,000	6.750%, 02/15/20(d)	USD	1,380,000
	First Quantum Minerals, Ltd., Sr. Unsec. Notes
2,000,000	6.750%, 02/15/20(b)	USD	1,380,000
			2,760,000
Chile: 2.12%
	Banco de Credito e Inversiones, Sr. Unsec. Notes
500,000	3.000%, 09/13/17(a)(b)	USD	507,441
	Inversiones Alsacia SA, First Lien Notes
10,635,213	8.000%, 12/31/18(d)(f)	USD	744,465
	Latam Airlines 2015-1 Pass Through Trust A, Sec. Notes
1,000,000	4.200%, 11/15/27(a)(d)	USD	875,000
			2,126,906
China: 6.02%
	Baidu, Inc., Sr. Unsec. Notes
250,000	3.500%, 11/28/22(a)	USD	256,831
	BCP Singapore VI Cayman Financing Co., Ltd., Sec. Notes
2,500,000	8.000%, 04/15/21(d)	USD	1,668,750

	State Grid Overseas Investment 2013, Ltd., Sr. Unsec. Notes
2,000,000	3.125%, 05/22/23(a)(d)	USD	2,049,504
	Tencent Holdings, Ltd., Sr. Unsec. Notes
2,000,000	3.800%, 02/11/25(b)	USD	2,067,926
			6,043,011
Costa Rica: 1.93%
	Banco Nacional de Costa Rica, Sr. Unsec. Notes
1,943,000	4.875%, 11/01/18(a)(d)	USD	1,938,142
Guatemala: 1.44%
	Bantrab Senior Trust, Sr. Unsec. Notes
1,500,000	9.000%, 11/14/20(d)	USD	1,449,375
Hong Kong: 2.04%
	AIA Group, Ltd., Sr. Unsec. Notes
990,000	4.875%, 03/11/44(a)(b)	USD	1,090,300
	Bank of China Hong Kong, Ltd., Sub. Notes
875,000	5.550%, 02/11/20(a)(b)	USD	960,134
			2,050,434
Kazakhstan: 3.59%
	Tristan Oil, Ltd., Sec. Notes
11,100,000	0.000%, 08/01/16(b)(f)(h)(i)	USD	3,607,500
Latvia: 4.01%
	Four Finance SA, Sr. Unsec. Notes
4,000,000	11.750%, 08/14/19(a)(d)	USD	4,024,800
Mexico: 10.98%
	Grupo Bimbo SAB de CV, Sr. Unsec. Notes
2,000,000	3.875%, 06/27/24(b)	USD	2,016,608
	Grupo Famsa SA de CV, Sr. Unsec. Notes
2,883,000	7.250%, 06/01/20(b)	USD	2,558,663
	Latina Offshore, Ltd., First Lien Notes
4,264,219	8.875%, 07/03/18(d)	USD	2,878,348
	Neptuno Finance, Ltd., First Lien Notes
3,048,434	9.750%, 11/07/19(d)	USD	2,728,348
	Petroleos Mexicanos, Sr. Unsec. Notes
1,000,000	5.625%, 01/23/46	USD	844,150
			11,026,117
Peru: 3.14%
	SAN Miguel Industrias Pet SA, Sr. Unsec. Notes
3,100,000	7.750%, 11/06/20(a)(d)	USD	3,158,125
Qatar: 0.35%
	Ooredoo International Finance, Ltd., Sr. Unsec. Notes
300,000	7.875%, 06/10/19(a)(b)	USD	350,885

Russia: 4.95%
	Far Eastern Shipping Co., Sec. Notes
3,582,000	8.750%, 05/02/20(d)	USD	1,863,357
	Federal Grid Co., OJSC via Federal Grid Finance, Ltd., Unsec. Notes, Euro-Medium-Term Notes
80,500,000	8.446%, 03/13/19	RUB	1,147,261
	Vnesheconombank Via VEB Finance Plc, Sr. Unsec. Notes
2,000,000	6.025%, 07/05/22(b)	USD	1,965,000
			4,975,618
South Korea: 5.07%
	Doosan Infracore Co., Ltd., Sr. Unsec. Notes
1,350,000	3.250%, 10/05/42(a)(c)	USD	1,359,337
	Korea Development Bank, Sr. Unsec. Notes
2,190,000	2.250%, 08/07/17(a)	USD	2,215,958
	Korea East-West Power Co., Ltd., Sr. Unsec. Notes
1,500,000	2.500%, 07/16/17(a)(d)	USD	1,517,455
			5,092,750
Turkey: 2.82%
	Turkish Airlines 2015-1 Class A Pass Through Trust, Sec. Notes
1,566,683	4.200%, 03/15/27(a)(d)	USD	1,490,308
	Yasar Holdings AS, Sr. Unsec. Notes
1,300,000	8.875%, 05/06/20(a)(d)	USD	1,340,560
			2,830,868
Ukraine: 1.29%
	Ukraine Railways via Shortline Plc, Sr. Unsec. Notes
1,500,000	9.875%, 09/15/21(d)	USD	1,297,500
United Arab Emirates: 1.02%
	DP World, Ltd., Sr. Unsec. Notes
1,000,000	6.850%, 07/02/37(b)	USD	1,024,460
Venezuela: 4.01%
	PSOS Finance, Ltd., First Lien Notes
5,563,000	11.750%, 04/23/18(d)	USD	4,033,175
Vietnam: 1.61%
	Golden Close Maritime Corp., Ltd., Sec. Notes
4,500,000	9.000%, 10/24/19(d)	USD	1,237,500
	Vingroup JSC, Sr. Unsec. Notes
350,000	11.625%, 05/07/18(b)	USD	379,750
			1,617,250
	Total Corporate Bonds (Cost $111,065,176)		87,532,264

U.S. Treasury Bonds & Notes: 2.95%
United States: 2.95%
	U.S. Treasury Notes
3,000,000	1.625%, 02/15/26	USD	2,958,048
	Total U.S. Treasury Bonds & Notes (Cost $2,936,315)		2,958,048
	Total Investments: 100.50% (Cost $124,417,553)		100,950,085
	Net Other Assets and Liabilities: (0.50)%		(502,089)
	Net Assets: 100.00%		$100,447,996
Schedule of Securities Sold Short
Corporate Bonds
	Bunge, Ltd. Finance Corp., Sr. Unsec. Notes
$(2,000,000)	3.500%, 11/24/20	USD	$(2,032,570)
	Total Securities Sold Short (Proceeds $1,997,323)		$(2,032,570)

Percentages are stated as a percent of net assets.

(a)	Security, or portion of security, is being held as collateral for short sales or the line of credit. At period end, the aggregate market value of those securities was $34,401,181, representing 34.25% of net assets.
(b)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold by the issuer in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees, unless otherwise noted below. At period end, the aggregate value of those securities was $28,272,811, representing 28.15% of net assets.
(c)	Represents a step-up bond. Rate disclosed is as of March 31, 2016.
(d)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of those securities was $57,353,968, representing 57.10% of net assets.
(e)	Interest rate will change at a future date. Interest rate shown reflects the rate in effect at March 31, 2016.
(f)	Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.

(g)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(h)	Represents a zero coupon bond.
(i)	Security in default.

Forward Currency Contracts

Counter Party	Purchase/Sale Contract	Contracts to Deliver/(Receive)	Settlement Date	Current Value	Unrealized Gain/(Loss)
Credit Suisse	Sale	56,749,500 SAR	07/11/16	$(15,096,432)	$(96,432)
Total Forward Currency Contracts				$(15,096,432)	$(96,432)

Securities determined to be illiquid under the procedures approved by the Fund’s Board of Trustees are as follows:

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
04/25/13-07/21/15	Inversiones Alsacia SA, First Lien Notes
	8.000%, 12/31/18(d)(f)	$8,931,099	$744,465	0.74%
08/19/15	Sealane Trade Finance, Series 2015-1, Class A
	9.630%, 12/25/19(e)(f)	2,531,564	2,334,225	2.33%
12/06/11-09/10/14	Start CLO, Ltd., Series 2011-7A, Class A
	2.636%, 06/09/16(d)(e)(f)	64,740	63,656	0.06%
10/02/14	Start CLO, Ltd., Series 2011-7X, Class A
	2.636%, 06/09/16(e)(f)	22,747	22,366	0.02%
05/09/12-07/08/15	Tristan Oil, Ltd., Sec. Notes
	0.000%, 01/01/16(b)(f)(h)(i)	10,625,092	3,607,500	3.59%
		$22,175,242	$6,772,212	6.74%

Investment Abbreviations:

Jr.—Junior

Sec.—Secured

Sr.—Senior

Sub.—Subordinated

Unsec.—Unsecured

Currency Abbreviations:

EUR—Euro

RUB—Russian Ruble

SAR—Saudi Riyal

USD—U.S. Dollar

Portfolio of Investments (Note 1)

Forward Emerging Markets Fund

March 31, 2016 (Unaudited)

Shares		Value (Note 1)
Common Stocks: 77.41%
Brazil: 3.96%
45,350	BM&F Bovespa SA—Bolsa de Valores Mercadoras e Futuros	$192,971
27,500	Hypermarcas SA(a)	214,300
		407,271
Cambodia: 2.88%
462,000	NagaCorp., Ltd.	295,995
China: 15.12%
1,052,000	Century Sage Scientific Holdings, Ltd.(b)	108,491
167,000	China Galaxy Securities Co., Ltd., Class H	162,536
513,000	China Machinery Engineering Corp., Class H	358,429
12,540	China Yuchai International, Ltd.	123,519
381,000	Cosmo Lady China Holdings Co., Ltd.(b)(c)	307,949
701,430	Qingdao Port International Co., Ltd., Class H(b)(c)	326,421
37,400	Sinopharm Group Co., Ltd., Class H	168,984
		1,556,329
Czech Republic: 2.64%
8,662	Pegas Nonwovens SA	271,484
Georgia: 1.99%
7,030	BBGEO Group Plc	204,764
Hong Kong: 1.20%
83,600	China Gas Holdings, Ltd.	123,287
Indonesia: 3.53%
335,400	AKR Corporindo Tbk PT	175,794
1,719,100	Kalbe Farma Tbk PT	187,338
		363,132
Malaysia: 1.05%
28,000	Globetronics Technology Bhd	38,826
125,000	Power Root Bhd	69,525
		108,351
Mexico: 8.20%
171,220	Bolsa Mexicana de Valores SAB de CV	293,540
163,399	Gentera SAB de CV	322,502
122,500	PLA Administradora Industrial S de RL de CV	227,740
		843,782

Philippines: 6.69%
192,300	Concepcion Industrial Corp.	179,583
1,651,720	D&L Industries, Inc.	344,729
421,800	Xurpas, Inc.	163,791
		688,103
Russia: 0.23%
5,418	Magnitogorsk Iron & Steel Works, Sponsored GDR(b)	23,514
South Korea: 2.42%
3,750	Dongbu Insurance Co., Ltd.	248,885
Sri Lanka: 6.10%
269,547	Commercial Bank of Ceylon Plc	208,622
195,297	Hatton National Bank Plc	228,738
1,491,963	Piramal Glass Ceylon Plc	52,117
638,910	Textured Jersey Lanka Plc	138,722
		628,199
Taiwan: 12.34%
71,120	FineTek Co., Ltd.	145,183
169,000	Kinik Co.	278,306
9,800	Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	256,760
17,500	Voltronic Power Technology Corp.	275,681
226,000	Wah Lee Industrial Corp.	313,538
		1,269,468
Thailand: 5.42%
475,499	Bangkok Aviation Fuel Services Pcl	439,276
418,181	TTW Pcl	118,869
		558,145
Turkey: 3.38%
175,507	Anadolu Hayat Emeklilik AS	348,174
Ukraine: 0.26%
3,114	MHP SA, GDR(b)	26,469
	Total Common Stocks (Cost $7,466,286)	7,965,352
Exchange-Traded Funds: 5.41%
United States: 5.41%
16,250	iShares® MSCI Emerging Markets ETF	556,563
	Total Exchange-Traded Funds (Cost $545,050)	556,563

Participation Notes: 10.71%
Bangladesh: 1.52%
54,000	Grameenphone, Ltd., (Participation Notes issued by Deutsche Bank AG, London), expiring 07/08/21	156,324
India: 7.92%
6,600	Bajaj Auto, Ltd., (Participation Notes issued by Macquarie Bank, Ltd.), expiring 11/07/16	239,787
56,200	Coal India, Ltd., (Participation Notes issued by Macquarie Bank, Ltd.), expiring 01/09/17	247,764
39,500	Rural Electrification, Ltd. (Participation Notes issues by Macquarie Bank, Ltd.), expiring 06/27/16	99,134
11,300	Torrent Pharmaceuticals, Ltd., (Participation Notes issued by Macquarie Bank, Ltd.), expiring 06/24/16	228,696
		815,381
Pakistan: 1.27%
80,000	Habib Bank, Ltd. (Participation Notes issued by Macquarie Bank, Ltd.), expiring 07/20/16	131,034
	Total Participation Notes (Cost $1,290,793)	1,102,739
Warrants: 0.04%
Thailand: 0.04%
224,558	Jasmine International Pcl, Warrants, Strike Price 4.30 THB (expiring 07/05/20)	4,085
	Total Warrants (Cost $0)	4,085
	Total Investments: 93.57% (Cost $9,302,129)	9,628,739
	Net Other Assets and Liabilities: 6.43%	661,533
	Net Assets: 100.00%	$10,290,272

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold by the issuer in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees, unless otherwise noted below. At period end, the aggregate value of those securities was $792,844, representing 7.70% of net assets.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of those securities was $634,370, representing 6.16% of net assets.

Futures Contracts

Description	Position	Contracts	Expiration Date	Value	Unrealized Gain/(Loss)
MSCI Emerging Markets E-Mini Futures	Long	24	06/20/16	$1,000,680	$491
Total Futures Contracts				$1,000,680	$491

Investment Abbreviations:

ADR—American Depositary Receipt

ETF—Exchange-Traded Fund

GDR—Global Depositary Receipt

MSCI—Morgan Stanley Capital International

Currency Abbreviations:

THB—Thai Baht

Portfolio of Investments (Note 1)

Forward Frontier Strategy Fund

March 31, 2016 (Unaudited)

Shares		Value (Note 1)
Exchange-Traded Funds: 4.00%
14,950	iShares® MSCI Frontier 100 Index Fund	$367,322
	Total Exchange-Traded Funds (Cost $342,801)	367,322
	Total Investments: 4.00% (Cost $342,801)	367,322
	Net Other Assets and Liabilities: 96.00%	8,818,999	(a)
	Net Assets: 100.00%	$9,186,321

Percentages are stated as a percent of net assets.

(a)	Includes cash which is being held as collateral for swap contracts.

Total Return Swap Contracts

Counter Party	Reference Obligation	Fund Pays	Fund Receives	Termination Date	Notional Amount	Net Unrealized Gain/(Loss)
Goldman Sachs	MSCI Frontier Markets Daily Net Total Return Index	3-month LIBOR plus 127 Bps	Total Return	08/04/16	$10,099,834	$(1,274,744)
Total of Total Return Swap Contracts					$10,099,834	$(1,274,744)

Investment Abbreviations:

Bps—Basis Points

LIBOR—London Interbank Offered Rate

MSCI—Morgan Stanley Capital International

Portfolio of Investments (Note 1)

Forward Global Infrastructure Fund

March 31, 2016 (Unaudited)

Shares		Value (Note 1)
Common Stocks: 85.17%
Australia: 8.00%
598,100	AusNet Services	$683,126
560,100	Spark Infrastructure Group	888,744
105,300	Transurban Group	916,146
		2,488,016
Austria: 1.11%
6,300	Andritz AG	345,929
Belgium: 2.56%
28,600	bpost SA	794,560
Brazil: 2.90%
96,700	Alupar Investimento SA	395,874
90,400	Transmissora Alianca de Energia Electria SA	506,349
		902,223
Canada: 2.39%
20,735	Canadian Solar, Inc.(a)	399,771
35,400	TransAlta Renewables, Inc.	344,801
		744,572
Chile: 1.18%
639,500	Aguas Andinas SA, Class A	365,409
China: 9.87%
519,500	Huaneng Power International, Inc., Class H	464,763
555,600	Jiangsu Expressway Co., Ltd., Class H	747,738
1,524,900	SITC International Holdings Co., Ltd.	752,882
1,641,200	Yuexiu Transport Infrastructure, Ltd.	1,104,380
		3,069,763
France: 1.70%
22,000	Veolia Environnement SA	529,965
Germany: 3.69%
38,400	Freenet AG	1,148,751
Hong Kong: 1.28%
302,600	COSCO Pacific, Ltd.	396,323
Indonesia: 2.00%
1,530,100	Jasa Marga Persero Tbk PT	623,118

Italy: 9.23%
5,500	EI Towers SpA	306,539
287,700	Hera SpA	859,683
146,700	Snam SpA	918,949
76,674	Societa Iniziative Autostradali Servizi SpA	785,226
		2,870,397
Japan: 3.00%
86,400	Seino Holdings Co., Ltd.	931,211
Netherlands: 2.19%
13,700	Koninklijke Vopak NV	682,263
New Zealand: 5.15%
667,100	Meridian Energy, Ltd.	1,208,081
194,500	Mighty River Power, Ltd.	392,560
		1,600,641
Norway: 2.22%
64,500	Hoegh LNG Holdings, Ltd.	689,844
Portugal: 1.50%
130,700	EDP - Energias de Portugal SA	464,910
Russia: 2.15%
82,700	Mobile TeleSystems PJSC, Sponsored ADR	669,043
Singapore: 3.70%
1,204,800	China Merchants Holdings Pacific, Ltd.	732,972
832,600	Hutchison Port Holdings Trust	416,300
		1,149,272
Spain: 1.67%
23,000	Cia de Distribucion Integral Logista Holdings SA	519,770
Thailand: 1.41%
1,540,200	TTW Pcl	437,806
Turkey: 1.69%
121,300	Aygaz AS	525,183
United Kingdom: 0.98%
44,200	Royal Mail Plc	305,159
United States: 12.58%
13,400	American Water Works Co., Inc.	923,662
17,139	California Water Service Group	457,954
3,900	DTE Energy Co.	353,574
5,800	Eversource Energy	338,372
15,580	Macquarie Infrastructure Corp.	1,050,715
3,000	NextEra Energy, Inc.	355,020

14,500	Targa Resources Corp.	432,970
		3,912,267
Vietnam: 1.02%
173,000	PetroVietnam Gas JSC	318,172
	Total Common Stocks (Cost $24,570,873)	26,484,567
Limited Partnerships: 6.69%
Bermuda: 2.19%
39,100	Hoegh LNG Partners LP	681,513
United States: 4.50%
11,690	AmeriGas Partners LP	508,164
36,200	Enterprise Products Partners LP	891,244
		1,399,408
	Total Limited Partnerships (Cost $2,064,866)	2,080,921
Participation Notes: 2.03%
Pakistan: 2.03%
634,000	HUB Power Co., Ltd, Sponsored GDR (Participation Notes issued by Macquarie Bank, Ltd.), expiring 05/02/16	632,850
	Total Participation Notes (Cost $595,347)	632,850
Preferred Stocks: 2.45%
Germany: 2.45%
17,800	Sixt SE	761,371
	Total Preferred Stocks (Cost $543,255)	761,371
	Total Investments: 96.34% (Cost $27,774,341)	29,959,709
	Net Other Assets and Liabilities: 3.66%	1,137,753
	Net Assets: 100.00%	$31,097,462

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

Investment Abbreviations:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

Portfolio of Investments (Note 1)

Forward High Yield Bond Fund

March 31, 2016 (Unaudited)

Principal Amount		Value (Note 1)
Corporate Bonds: 92.85%
Communications: 7.51%
	Anixter, Inc., Sr. Unsec. Notes
$ 1,000,000	5.500%, 03/01/23(a)	$1,015,000
	CCO Holdings Llc/CCO Holdings Capital Corp., Sr. Unsec. Notes
2,750,000	5.125%, 05/01/23(a)	2,805,000
	Level 3 Financing, Inc., Sr. Unsec. Notes
1,500,000	5.375%, 08/15/22	1,528,890
	Sinclair Television Group, Inc., Sr. Unsec. Notes
1,500,000	5.875%, 03/15/26(a)	1,543,125
		6,892,015
Consumer Discretionary: 15.45%
	Air Canada 2013-1 Class B Pass Through Trust, Second Lien Notes
1,707,086	5.375%, 05/15/21(a)	1,658,008
	American Airlines 2013-1 B Pass Through Trust, Second Lien Notes
856,085	5.625%, 01/15/21(a)	867,856
	Beverages & More, Inc., Sec. Notes
1,500,000	10.000%, 11/15/18(a)	1,351,875
	Cablevision Systems Corp., Sr. Unsec. Notes
2,250,000	5.875%, 09/15/22	1,901,250
	GameStop Corp., Sr. Unsec. Notes
2,070,000	5.500%, 10/01/19(a)	1,994,962
	Gray Television, Inc., Sr. Unsec. Notes
950,000	7.500%, 10/01/20	1,007,000
	MGM Resorts International, Sr. Unsec. Notes
1,500,000	6.000%, 03/15/23	1,555,313
	Michaels Stores, Inc., Sr. Unsub. Notes
1,750,000	5.875%, 12/15/20(a)	1,837,500
	Numericable-SFR, First Lien Notes
2,000,000	4.875%, 05/15/19(a)	2,000,000
		14,173,764

Consumer Staples: 5.31%
	C&S Group Enterprises Llc, Sec. Notes
2,250,000	5.375%, 07/15/22(a)	2,143,125
	Cott Beverages, Inc., Sr. Unsec. Notes
1,000,000	5.375%, 07/01/22	1,020,000
	DS Services of America, Inc., Second Lien Notes
1,500,000	10.000%, 09/01/21(a)	1,702,500
		4,865,625
Energy: 12.70%
	Bristow Group, Inc., Sr. Unsec. Notes
4,000,000	6.250%, 10/15/22	2,820,000
	Diamond Offshore Drilling, Inc., Sr. Unsec. Notes
985,000	5.875%, 05/01/19	930,834
	Genesis Energy LP/Genesis Energy Finance Corp., Sr. Unsec. Notes
1,500,000	6.750%, 08/01/22	1,408,125
	Neptuno Finance, Ltd., First Lien Notes
2,191,325	9.750%, 11/07/19(a)	1,961,236
	NGL Energy Partners LP/NGL Energy Finance Corp., Sr. Unsec. Notes
4,000,000	5.125%, 07/15/19	2,440,000
	PSOS Finance, Ltd., First Lien Notes
2,375,000	11.750%, 04/23/18(a)	1,721,875
	Vanguard Natural Resources Llc / VNR Finance Corp., 2nd Lien Notes
1,058,000	7.000%, 02/15/23(a)(b)	365,010
		11,647,080
Financials: 16.52%
	CIT Group, Inc., Sr. Unsec. Notes
1,000,000	5.000%, 08/01/23	1,007,500
	Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Finance, Sr. Unsec. Notes
1,500,000	5.000%, 08/01/21(a)	1,395,000
	Equinix, Inc., Sr. Unsec. Notes
1,500,000	5.750%, 01/01/25	1,586,250
	Hub Holdings Llc/Hub Holdings Finance, Inc., Sr. Unsec. PIK Notes
2,213,000	8.125% (or 8.875% PIK), 07/15/19(a)	2,058,090
	Icahn Enterprises LP/Icahn Enterprises Finance Corp., Sr. Unsec. Notes
2,000,000	5.875%, 02/01/22	1,908,000
	Kennedy-Wilson, Inc., Sr. Unsec. Notes
1,520,000	5.875%, 04/01/24	1,489,600

	MPT Operating Partnership LP/MPT Finance Corp., Sr. Unsec. Notes
1,000,000	6.375%, 02/15/22	1,048,750
	Neovia Logistics Intermediate Holdings Llc, Sr. Unsec. PIK Notes
2,000,000	10.000% (or 10.750% PIK), 02/15/18(a)(b)	1,250,000
	NewStar Financial, Inc., Sr. Unsec. Notes
1,950,000	7.250%, 05/01/20	1,762,312
	Sabra Health Care LP/Sabra Capital Corp., Sr. Unsec. Notes
1,635,000	5.500%, 02/01/21	1,647,263
		15,152,765
Healthcare: 3.63%
	HCA, Inc., Sr. Unsec. Notes
1,500,000	5.375%, 02/01/25	1,518,285
	Tenet Healthcare Corp., Sr. Unsec. Notes
2,235,000	6.875%, 11/15/31	1,813,144
		3,331,429
Industrials: 3.87%
	ACCO Brands Corp., Sr. Unsec. Notes
1,595,000	6.750%, 04/30/20	1,694,687
	Far East Capital, Ltd., SA, Sec. Notes
3,500,000	8.000%, 05/02/18(c)	1,850,625
		3,545,312
Information Technology: 5.15%
	BCP Singapore VI Cayman Financing Co., Ltd., Sec. Notes
3,250,000	8.000%, 04/15/21(a)	2,169,375
	CommScope Holding Co. Inc, Sr. Unsec. PIK Notes
1,500,000	6.625% (or 7.375% PIK), 06/01/20(a)	1,543,125
	First Data Corp., Sr. Unsec. Notes
1,000,000	7.000%, 12/01/23(a)	1,013,750
		4,726,250
Materials: 13.93%
	Ball Corp., Sr. Unsec. Notes
1,250,000	5.250%, 07/01/25	1,317,188
	Blue Cube Spinco, Inc., Sr. Unsec. Notes
1,000,000	9.750%, 10/15/23(a)	1,147,500
	First Quantum Minerals Ltd., Sr. Unsec. Notes
4,000,000	6.750%, 02/15/20(a)	2,760,000
	INEOS Group Holdings SA, Sr. Unsec. Notes
1,500,000	5.875%, 02/15/19(a)	1,516,875

	Owens - Brockway, Sr. Unsec. Notes
2,000,000	5.375%, 01/15/25(a)	2,007,500
	PolyOne Corp., Sr. Unsec. Notes
1,475,000	5.250%, 03/15/23	1,475,000
	Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., Sr. Unsec. Notes
1,500,000	6.750%, 05/01/22(a)	1,503,750
	US Concrete, Inc., First Lien Notes
1,000,000	8.500%, 12/01/18	1,045,000
		12,772,813
Telecommunication Services: 5.66%
	Digicel Group, Ltd., Sr. Unsec. Notes
2,067,000	8.250%, 09/30/20(a)	1,785,371
	Sprint Corp., Sr. Unsec. Notes
1,000,000	7.125%, 06/15/24	747,500
	T-Mobile USA, Inc., Sr. Unsec. Notes
1,500,000	6.625%, 04/01/23	1,586,250
	Windstream Services Llc, Sr. Unsec. Notes
1,000,000	7.875%, 11/01/17	1,070,000
		5,189,121
Utilities: 3.12%
	Calpine Corp., Sr. Unsec. Notes
1,974,000	5.375%, 01/15/23	1,923,426
	NRG Energy, Inc., Sr. Unsec. Notes
1,000,000	6.250%, 07/15/22	934,688
		2,858,114
	Total Corporate Bonds (Cost $89,280,745)	85,154,288
	Total Investments: 92.85% (Cost $89,280,745)	85,154,288
	Net Other Assets and Liabilities: 7.15%	6,554,077	(d)
	Net Assets: 100.00%	$91,708,365

Principal Amount
Schedule of Securities Sold Short
Corporate Bonds
	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., Sr. Unsec. Notes
$(1,000,000)	6.250%, 04/01/23	$(747,500)
	The Williams Cos., Inc., Sr. Unsec. Notes
(3,000,000)	4.550%, 06/24/24	(2,295,000)
	Total Securities Sold Short (Proceeds $2,992,146)	$(3,042,500)

Percentages are stated as a percent of net assets.

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of those securities was $43,117,408, representing 47.02% of net assets.
(b)	Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.
(c)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold by the issuer in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees, unless otherwise noted below. At period end, the aggregate value of those securities was $1,850,625, representing 2.02% of net assets.
(d)	Includes cash which is being held as collateral for securities sold short.

Securities determined to be illiquid under the procedures approved by the Fund’s Board of Trustees are as follows:

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
07/23/13-05/26/15	Neovia Logistics Intermediate Holdings Llc, Sr. Unsec. PIK Notes
	10.000% (or 10.750% PIK), 02/15/18(a)(b)	$2,008,656	$1,250,000	1.36%
03/30/12-06/18/15	Vanguard Natural Resources Llc / VNR Finance Corp., 2nd Lien Notes
	7.000%, 02/15/23(a)(b)	2,266,740	365,010	0.40%
		$4,275,396	$1,615,010	1.76%

Investment Abbreviations:

PIK—Payment in-kind

Sec.—Secured

Sr.—Senior

Unsec.—Unsecured

Unsub.—Unsubordinated

Portfolio of Investments (Note 1)

Forward International Dividend Fund

March 31, 2016 (Unaudited)

Shares		Value (Note 1)
Common Stocks: 91.79%
Brazil: 1.14%
347,900	Ambev SA, ADR	$1,802,122
Canada: 2.18%
125,630	Dream Office REIT	2,007,178
53,100	Ritchie Bros. Auctioneers, Inc.	1,437,948
		3,445,126
China: 7.49%
2,586,000	China Machinery Engineering Corp., Class H(a)	1,806,818
188,281	China Yuchai International, Ltd.(a)	1,854,568
1,826,020	Cosmo Lady China Holdings Co., Ltd.(b)(c)	1,475,910
2,662,000	Guangdong Investment, Ltd.	3,366,384
2,670,000	Qingdao Port International Co., Ltd., Class H(b)(c)	1,242,525
459,800	Sinopharm Group Co., Ltd., Class H	2,077,512
		11,823,717
Denmark: 1.46%
1,760	A.P. Moller-Maersk AS, Class B	2,308,681
Finland: 0.80%
83,851	Fortum Oyj	1,269,961
France: 12.64%
86,050	AXA SA	2,025,888
49,250	Danone SA(a)	3,503,158
20,300	LVMH Moet Hennessy Louis Vuitton SE(a)	3,476,454
39,055	Orpea(a)	3,252,169
64,100	Schneider Electric SE	4,051,053
151,600	Veolia Environnement SA	3,651,944
		19,960,666
Germany: 4.58%
14,340	Bayer AG, Sponsored ADR(a)	1,682,082
222,655	MagForce AG(d)	1,266,795
177,798	RIB Software AG(a)	1,847,148
156,931	TUI AG(a)	2,431,984
		7,228,009
Hong Kong: 0.37%
400,000	China Gas Holdings, Ltd.	589,892
Indonesia: 3.28%
9,306,507	Astra Graphia Tbk PT	1,344,039

2,428,150	Bank Mandiri Persero Tbk PT	1,886,120
17,865,605	Kalbe Farma Tbk PT	1,946,893
		5,177,052
Japan: 9.13%
234,300	Astellas Pharma, Inc.(a)	3,115,465
113,300	Broadleaf Co., Ltd.	1,368,117
293,200	Kuraray Co., Ltd.(a)	3,584,728
140,900	Santen Pharmaceutical Co., Ltd.(a)	2,119,541
58,600	Tokio Marine Holdings, Inc.	1,978,586
66,400	Zenkoku Hosho Co., Ltd.(a)	2,253,747
		14,420,184
Malaysia: 0.79%
900,530	Globetronics Technology Bhd	1,248,716
Mexico: 0.89%
14,500	Fomento Economico Mexicano SAB de CV, Sponsored ADR(a)	1,396,495
Netherlands: 5.43%
24,424	Amsterdam Commodities NV	658,116
57,000	Beter Bed Holding NV	1,426,926
67,000	IMCD Group NV	2,505,985
80,012	Koninklijke Vopak NV	3,984,613
		8,575,640
Norway: 3.14%
321,320	Marine Harvest ASA(a)	4,951,031
Philippines: 3.35%
21,294,752	D&L Industries, Inc.(a)	4,444,404
2,166,400	Xurpas, Inc.	841,247
		5,285,651
Russia: 1.59%
42,235	LUKOIL OAO, Sponsored ADR(a)	1,632,383
48,507	Magnitogorsk Iron & Steel Works OJSC, Sponsored GDR(b)	210,520
52,220	MMC Norilsk Nickel OJSC, ADR	674,160
		2,517,063
Sri Lanka: 2.13%
1,773,808	Commercial Bank of Ceylon Plc, Non-Voting Depository Receipt	1,372,879
1,162,835	Hatton National Bank Plc, Non-Voting Depository Receipt	1,361,951
17,918,874	Piramal Glass Ceylon Plc	625,933
		3,360,763
Sweden: 3.01%
64,480	Investor AB, Class B(a)	2,282,703
153,500	Nordea Bank AB(a)	1,474,825
10,000	Sulzer AG	993,188
		4,750,716

Switzerland: 8.09%
1,755	Givaudan SA	3,442,286
23,260	Novartis AG, Sponsored ADR(a)	1,684,954
8,400	Partners Group Holding AG	3,376,424
100,600	Roche Holdings AG, Ltd., Sponsored ADR(a)	3,080,875
73,710	UBS Group AG	1,187,424
		12,771,963
Taiwan: 1.92%
72,700	Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR(a)	1,904,740
811,500	Wah Lee Industrial Corp.	1,125,823
		3,030,563
Thailand: 1.14%
6,345,043	TTW Pcl	1,803,594
Turkey: 1.85%
1,474,298	Anadolu Hayat Emeklilik AS	2,924,737
Ukraine: 0.22%
41,300	MHP SA, GDR(b)	351,050
United Kingdom: 12.91%
1,360,000	Booker Group Plc(a)	3,365,539
537,100	BT Group Plc(a)	3,398,064
131,880	Dunelm Group Plc(a)	1,730,286
368,000	Inchcape Plc(a)	3,823,990
13,000	InterContinental Hotels Group Plc	536,052
2,487,000	Lloyds Banking Group Plc(a)	2,429,645
112,800	Prudential Plc	2,107,739
25,737	WPP Plc, Sponsored ADR(a)	2,996,559
		20,387,874
United States: 1.85%
127,000	City Office REIT, Inc.	1,447,800
20,000	Schlumberger, Ltd.	1,475,000
		2,922,800
Vietnam: 0.41%
106,800	Vietnam Dairy Products JSC	641,959
	Total Common Stocks (Cost $136,085,686)	144,946,025
Participation Notes: 3.33%
Bangladesh: 0.63%
346,800	Grameenphone, Ltd., (Participation Notes issued by Deutsche Bank AG, London), expiring 07/08/21	1,003,947

India: 2.06%
50,000	Bajaj Auto, Ltd., (Participation Notes issued by Macquarie Bank, Ltd.), expiring 11/07/16	1,816,566
325,000	Coal India, Ltd., (Participation Notes issued by Macquarie Bank, Ltd.), expiring 01/09/17	1,432,802
		3,249,368
Pakistan: 0.64%
615,000	Habib Bank, Ltd. (Participation Notes issued by Macquarie Bank, Ltd.), expiring 07/20/16	1,007,324
	Total Participation Notes (Cost $6,090,383)	5,260,639
Preferred Stocks: 2.97%
Germany: 2.97%
109,779	Sixt SE(a)	4,695,649
	Total Preferred Stocks (Cost $3,151,341)	4,695,649
Warrants: 0.14%
Thailand: 0.14%
12,557,757	Jasmine International Pcl, Warrants, Strike Price 4.30 THB (expiring 07/05/20)(d)	228,452
	Total Warrants (Cost $0)	228,452

Principal Amount
Collateralized Mortgage Obligations: 1.10%
United States: 1.10%
	FHLMC, REMICS
$6,138,215	2.500%, 04/15/28(e)	488,254
1,851,626	3.000%, 06/15/26(e)	149,916
1,657,058	3.000%, 06/15/27(e)	168,791
1,252,768	3.000%, 09/15/31(e)	126,822
914,478	3.500%, 04/15/30(e)	49,091
10,638	4.000%, 07/15/23(e)	0
564,210	4.000%, 12/15/23(e)	17,152
180,318	5.000%, 02/15/24(e)	10,506
363,629	6.764%, 09/15/26(e)(f)	58,731
	FNMA, REMICS
254,156	3.000%, 09/25/27(e)	25,321
259,783	4.500%, 12/25/20(e)	10,959
28,316	5.000%, 03/25/23(e)	1,081

20,578	5.000%, 03/25/24(e)	1,193
1,658,216	6.047%, 04/25/42(e)(f)	314,158
302,650	6.247%, 07/25/41(e)(f)	55,738
446,739	7.367%, 04/25/32(e)(f)	109,636
	GNMA, REMICS
725,543	6.159%, 09/16/33(e)(f)	143,549
		1,730,898
	Total Collateralized Mortgage Obligations (Cost $3,312,350)	1,730,898
Corporate Bonds: 3.35%
Canada: 0.51%
	Royal Bank of Canada, Sr. Unsec. Medium-Term Notes
1,000,000	5.333%, 08/28/34(f)	803,750
United States: 2.84%
	Citigroup, Inc., Sr. Unsec. Medium-Term Notes
1,000,000	3.732%, 09/29/34(f)	841,250
	Claire’s Stores, Inc., Second Lien Notes
750,000	8.875%, 03/15/19	210,000
	JC Penney Corp., Inc., Sr. Unsec. Notes
1,000,000	7.400%, 04/01/37	852,500
	JPMorgan Chase Bank NA, Sr. Unsec. Notes, Series CD
978,000	1.540%, 09/29/34(f)	786,068
	Morgan Stanley, Unsec. Medium-Term Notes
984,000	6.355%, 08/29/34(f)	817,950
	NRG REMA Llc, Series C, Sec. Notes
1,020,000	9.681%, 07/02/26	980,475
		4,488,243
	Total Corporate Bonds (Cost $6,208,473)	5,291,993
	Total Investments: 102.68% (Cost $154,848,233)	162,153,656
	Net Other Assets and Liabilities: (2.68)%	(4,238,558	)(g)
	Net Assets: 100.00%	$157,915,098

Percentages are stated as a percent of net assets.

(a)	Security, or portion of security, is being held as collateral for the line(s) of credit. At period end, the aggregate market value of those securities was $62,347,613, representing 39.48% of net assets.

(b)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold by the issuer in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees, unless otherwise noted below. At period end, the aggregate value of those securities was $3,280,005, representing 2.08% of net assets.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of those securities was $2,718,435, representing 1.72% of net assets.
(d)	Non-income producing security.
(e)	Interest only security.
(f)	Interest rate will change at a future date. Interest rate shown reflects the rate in effect at March 31, 2016.
(g)	Includes cash which is being held as collateral for futures contracts.

Futures Contracts

Description	Position	Contracts	Expiration Date	Value	Unrealized Gain/ (Loss)
E-mini MSCI EAFE® Futures	Long	33	06/20/16	$2,682,075	$(9,957)
Total Futures Contracts				$2,682,075	$(9,957)

Investment Abbreviations:

ADR—American Depositary Receipt

EAFE—Europe, Australasia, Far East

FHLMC—Federal Home Loan Mortgage Corporation

FNMA—Federal National Mortgage Association

GDR—Global Depositary Receipt

GNMA—Government National Mortgage Association

MSCI—Morgan Stanley Capital International

REIT—Real Estate Investment Trust

REMICS—Real Estate Mortgage Investment Conduits

Sec.—Secured

Sr.—Senior

Unsec.—Unsecured

Currency Abbreviations:

THB—Thai Baht

Portfolio of Investments (Note 1)

Forward International Real Estate Fund

March 31, 2016 (Unaudited)

Shares		Value (Note 1)
Common Stocks: 96.21%
Australia: 7.46%
54,046	360 Capital Industrial Fund	$106,472
60,000	Abacus Property Group	137,059
424,500	Garda Diversified Property Fund	296,115
1,626,538	Mirvac Group	2,412,603
		2,952,249
Austria: 1.74%
10,000	BUWOG AG	214,836
24,000	CA Immobilien Anlagen AG	471,773
		686,609
Canada: 6.66%
5,000	Allied Properties REIT	134,629
10,000	Boardwalk REIT	398,768
30,000	Dream Industrial REIT	185,717
79,500	Dream Office REIT	1,270,164
40,000	H&R REIT	646,468
		2,635,746
Finland: 0.37%
14,291	Orava Residential REIT Plc	147,982
France: 5.06%
10,000	Gecina SA	1,376,859
13,000	Klepierre	622,772
		1,999,631
Germany: 2.95%
24,960	alstria office REIT AG	360,137
120,000	Dream Global REIT	804,774
		1,164,911
Hong Kong: 15.92%
4,128,000	Asia Orient Holdings, Ltd.	691,783
7,526,000	Asia Standard International Group, Ltd.	1,222,422
186,000	Henderson Land Development Co., Ltd.	1,142,516
120,000	Hongkong Land Holdings, Ltd.	718,800
65,000	Hysan Development Co., Ltd.	276,931
150,000	Link REIT	889,479
463,000	Soundwill Holdings, Ltd.	546,718
300,000	Swire Properties, Ltd.	810,199
		6,298,848
Ireland: 3.94%
160,000	Green REIT Plc	256,892
878,338	Hibernia REIT Plc	1,301,298
		1,558,190

Italy: 1.38%
600,000	Immobiliare Grande Distribuzione SIIQ SpA	546,192
Japan: 26.90%
127	Ichigo Office REIT Investment Corp.	98,061
96,000	Mitsubishi Estate Co., Ltd.	1,783,180
84,000	Mitsui Fudosan Co., Ltd.	2,095,802
400	NIPPON REIT Investment Corp.	1,048,825
40,000	Nomura Real Estate Holdings, Inc.	739,260
80,000	NTT Urban Development Corp.	782,620
72,000	Sumitomo Realty & Development Co., Ltd.	2,107,317
125,000	Tokyo Tatemono Co., Ltd.	1,557,155
10,000	Unizo Holdings Co., Ltd.	430,494
		10,642,714
Netherlands: 0.21%
1,500	Wereldhave NV	83,892
Philippines: 0.88%
5,210,000	Shang Properties, Inc.	348,502
Singapore: 2.49%
700,000	Keppel REIT	516,749
105,000	UOL Group, Ltd.	467,411
		984,160
Spain: 0.96%
10,000	Axiare Patrimonio SOCIMI SA	148,837
20,000	Merlin Properties Socimi SA	232,587
		381,424
Sweden: 2.03%
25,000	Fabege AB	422,197
24,000	Hufvudstaden AB, Class A	380,476
		802,673
United Kingdom: 17.26%
28,473	Derwent London Plc	1,288,991
162,000	Great Portland Estates Plc	1,693,857
60,000	Hammerson Plc	498,523
125,000	Land Securities Group Plc	1,976,641
87,192	Market Tech Holdings, Ltd.(a)(b)	207,568
30,000	Segro Plc	176,788
87,658	Workspace Group Plc	985,789
		6,828,157
	Total Common Stocks
	(Cost $37,688,719)	38,061,880
	Total Investments: 96.21%
	(Cost $37,688,719)	38,061,880
	Net Other Assets and Liabilities: 3.79%	1,499,167
	Net Assets: 100.00%	$39,561,047

Percentages are stated as a percent of net assets.

(a)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold by the issuer in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees, unless otherwise noted below. At period end, the aggregate value of those securities was $207,568, representing 0.52% of net assets.

(b)	Non-income producing security.

Investment Abbreviations:

REIT—Real Estate Investment Trust

Portfolio of Investments (Note 1)

Forward International Small Companies Fund

March 31, 2016 (Unaudited)

Shares		Value (Note 1)
Common Stocks: 91.96%
Australia: 7.20%
1,178,932	Asaleo Care, Ltd.	$1,644,753
115,736	carsales.com, Ltd.	1,043,317
309,869	Estia Health, Ltd.	1,365,798
1,126,348	Healthscope, Ltd.	2,296,650
325,702	Link Administration Holdings, Ltd.(a)	1,882,489
578,513	OzForex Group, Ltd.	895,788
316,898	Pact Group Holdings, Ltd.	1,212,162
157,995	Super Retail Group, Ltd.	1,036,711
237,474	Virtus Health, Ltd.	1,139,544
		12,517,212
Austria: 1.45%
39,688	ams AG	1,360,012
40,597	Porr AG	1,153,497
		2,513,509
Belgium: 1.66%
55,591	bpost SA	1,544,419
14,137	Cie d’Entreprises CFE	1,338,879
		2,883,298
Denmark: 0.86%
32,569	SimCorp A/S	1,502,993
Finland: 0.89%
140,725	Valmet Oyj	1,550,068
France: 5.58%
143,538	Altran Technologies SA	1,989,382
25,438	Groupe FNAC SA(a)	1,598,103
90,104	Marie Brizard Wine & Spirits SA(a)	1,970,613
240,621	Technicolor SA	1,503,176
30,122	Teleperformance	2,648,150
		9,709,424
Germany: 6.48%
30,743	Aareal Bank AG	996,300
53,233	CANCOM SE	2,656,465
29,327	Jenoptik AG	468,865
20,053	LEG Immobilien AG	1,890,497
61,891	RHOEN-KLINIKUM AG	1,926,145
33,754	Stroeer SE & Co. KGaA	2,122,079
18,380	Vossloh AG(a)	1,206,772
		11,267,123

Hong Kong: 2.79%
847,000	Pacific Textiles Holdings, Ltd.	1,222,892
507,900	Samsonite International SA	1,702,308
488,000	Techtronic Industries Co., Ltd.	1,928,133
		4,853,333
Ireland: 0.79%
53,068	Smurfit Kappa Group Plc	1,367,744
Italy: 1.71%
152,018	Anima Holding SpA(b)(c)	1,112,269
1,154,866	Banca Popolare di Milano Scarl	807,528
152,836	Credito Emiliano SpA	1,046,081
		2,965,878
Japan: 29.49%
492,000	77 Bank, Ltd.	1,739,891
60,200	Aeon Delight Co., Ltd.	1,933,653
52,700	ALPS Electric Co., Ltd.	918,721
33,600	Anicom Holdings, Inc.(a)	922,511
37,700	Cocokara fine, Inc.	1,638,038
29,600	CyberAgent, Inc.	1,375,521
72,600	Dena Co., Ltd.	1,250,801
40,100	Don Quijote Holdings Co., Ltd.	1,393,141
86,400	Fuji Media Holdings, Inc.	948,868
54,200	Glory, Ltd.	1,842,063
71,400	Goldcrest Co., Ltd.	1,067,083
80,800	Hitachi Capital Corp.	1,758,941
17,807	Hoshizaki Electric Co., Ltd.	1,485,697
1,870	Japan Hotel REIT Investment Corp.	1,646,604
66,888	JSR Corp.	961,613
90,600	JTEKT Corp.	1,175,317
64,600	Kanamoto Co., Ltd.	1,520,506
518	Kenedix Retail REIT Corp.	1,256,050
183,800	Kinden Corp.	2,253,712
672	LaSalle Logiport REIT(a)	649,042
60,500	Mani, Inc.	929,446
26,100	Miraca Holdings, Inc.	1,072,571
608	Nippon Prologis REIT, Inc.	1,360,835
43,800	Otsuka Corp.	2,311,715
20,400	Pola Orbis Holdings, Inc.	1,691,164
54,700	Ride On Express Co., Ltd.	896,721
128,300	Sapporo Holdings, Ltd.	638,394
93,800	SBI Holdings, Inc.	952,627
126,200	SBS Holdings, Inc.	852,210
35,800	Start Today Co., Ltd.	1,444,151
153,600	Sumco Corp.	966,269
31,500	Sundrug Co., Ltd.	2,356,657
231,700	Takara Leben Co., Ltd.	1,371,116
173,500	Temp Holdings Co., Ltd.	2,515,900
207,900	Tokyo Steel Manufacturing Co., Ltd.	1,237,665
128,100	Tokyo Tatemono Co., Ltd.	1,595,772
109,200	Toshiba Plant Systems & Services Corp.	1,338,014
		51,269,000

Netherlands: 2.63%
3,052	BE Semiconductor Industries NV	83,662
126,093	Refresco Gerber NV(a)(b)(c)	2,252,655
52,340	TKH Group NV	2,241,155
		4,577,472
New Zealand: 1.26%
378,291	Spark New Zealand, Ltd.	954,383
407,991	Trade Me Group, Ltd.	1,243,635
		2,198,018
Norway: 0.36%
82,903	Det Norske Oljeselskap ASA(a)	621,169
Portugal: 1.00%
261,586	NOS SGPS SA	1,744,280
Singapore: 1.65%
729,100	ComfortDelGro Corp., Ltd.	1,579,532
1,632,400	Keppel DC REIT	1,283,781
		2,863,313
Spain: 1.70%
389,788	Ence Energia y Celulosa SA	1,315,095
83,472	Gamesa Corporacion Tecnologica SA	1,649,376
		2,964,471
Sweden: 2.08%
92,857	Byggmax Group AB	852,135
144,391	Hemfosa Fastigheter AB	1,587,399
159,820	Husqvarna AB, Class B	1,168,394
		3,607,928
Switzerland: 2.16%
25,510	BKW AG	1,071,815
5,568	Straumann Holding AG	1,919,601
3,972	U-Blox AG	763,377
		3,754,793
United Kingdom: 20.22%
466,987	Arrow Global Group Plc	1,678,453
31,621	AVEVA Group Plc	715,297
555,966	BBA Aviation Plc	1,600,208
582,144	Card Factory Plc	2,734,064
106,118	Daily Mail & General Trust Plc NV, Class A	1,060,788
201,743	Dairy Crest Group Plc	1,792,126
473,679	Darty Plc	891,222
42,591	Derwent London Plc	1,928,122
91,816	EMIS Group Plc	1,337,170
219,429	Halfords Group Plc	1,248,330
364,115	Henderson Group Plc	1,350,807
536,812	Ibstock Plc(a)(b)(c)	1,579,002
170,051	IG Group Holdings Plc	1,953,888
236,658	Informa Plc	2,358,908
112,748	JD Sports Fashion Plc	1,823,382
68,163	Melrose Industries Plc	349,013
351,711	Mitchells & Butlers Plc	1,403,799

481,186	Moneysupermarket.com Group Plc	2,195,637
270,990	NCC Group Plc	974,970
352,164	Pets at Home Group Plc	1,361,097
521,845	Polypipe Group Plc	2,392,406
277,938	RPS Group Plc	828,317
30,709	Spirax-Sarco Engineering Plc	1,605,453
		35,162,459
	Total Common Stocks (Cost $136,542,316)	159,893,485
Exchange-Traded Funds: 1.91%
United States: 1.91%
66,834	iShares® MSCI EAFE Small-Cap ETF	3,328,333
	Total Exchange-Traded Funds (Cost $3,123,075)	3,328,333
Preferred Stocks: 1.14%
Germany: 1.14%
21,678	Jungheinrich AG	1,977,585
	Total Preferred Stocks (Cost $1,706,799)	1,977,585
	Total Investments: 95.01% (Cost $141,372,190)	165,199,403
	Net Other Assets and Liabilities: 4.99%	8,674,661
	Net Assets: 100.00%	$173,874,064

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold by the issuer in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees, unless otherwise noted below. At period end, the aggregate value of those securities was $4,943,926, representing 2.84% of net assets.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of those securities was $4,943,926, representing 2.84% of net assets.

Investment Abbreviations:

EAFE—Europe, Australasia, Far East

ETF—Exchange-Traded Fund

MSCI—Morgan Stanley Capital International

REIT—Real Estate Investment Trust

Portfolio of Investments (Note 1)

Forward Investment Grade Fixed-Income Fund

March 31, 2016 (Unaudited)

Principal Amount		Value (Note 1)
U.S. Treasury Bonds & Notes: 88.97%
	U.S. Treasury Bond STRIP Coupon
$4,000,000	0.000%, 11/15/16(a)	$3,988,000
	U.S. Treasury Bonds
1,000,000	3.000%, 11/15/45	1,080,000
1,950,000	6.250%, 05/15/30	2,976,379
	U.S. Treasury Notes
5,000,000	1.125%, 02/28/21	4,982,030
6,000,000	1.375%, 01/31/21	6,045,468
1,300,000	2.125%, 08/15/21	1,354,640
	Total U.S. Treasury Bonds & Notes (Cost $20,247,439)	20,426,517
	Total Investments: 88.97% (Cost $20,247,439)	20,426,517
	Net Other Assets and Liabilities: 11.03%	2,531,144	(b)
	Net Assets: 100.00%	$22,957,661

Percentages are stated as a percent of net assets.

(a)	Principal only security.
(b)	Includes cash which is being held as collateral for swap & futures contracts.

Centrally Cleared Credit Default Swap Contracts- Sell Protection(c)

Reference Obligation	Notional Amount(d)	Implied Credit Spread at March 31, 2016(e)	Rate Received by Fund	Termination Date	Swap Premiums Paid	Unrealized Gain/(Loss)
CDX North American Investment
Grade Index Series 25	4,000,000	0.89%	1.00%	12/20/20	$(33,108)	$(13,289)
Total of Credit Default Swap Contracts					$(33,108)	$(13,289)

(c)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(d)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular sway agreement.
(e)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country, U.S. municipal issues, and U.S. Treasury Obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other event occurring under the terms of the agreement.

Futures Contracts

Description	Position	Contracts	Expiration Date	Value	Unrealized Gain/(Loss)
2-Year U.S. Treasury Notes Futures	Long	28	07/01/16	$612,500,000	$5,713
Total Futures Contracts—Short				$612,500,000	$5,713

Portfolio of Investments (Note 1)

Forward Real Estate Fund

March 31, 2016 (Unaudited)

Shares		Value (Note 1)
Common Stocks: 99.43%
Healthcare Providers & Services: 0.69%
143,407	Genesis Healthcare, Inc.(a)	$332,704
Hotels Restaurants & Leisure: 4.22%
24,463	Starwood Hotels & Resorts Worldwide, Inc.	2,040,948
Real Estate Operating/Development: 1.51%
34,600	Forest City Enterprises, Inc., Class A	729,714
REITs-Apartments: 10.76%
5,120	American Campus Communities, Inc.	241,101
10,000	AvalonBay Communities, Inc.	1,902,000
24,575	Equity Residential	1,843,862
76,018	Independence Realty Trust, Inc.	541,248
9,500	Sun Communities, Inc.	680,295
		5,208,506
REITs-Diversified: 8.54%
15,481	Alexander & Baldwin, Inc.	567,843
8,098	American Assets Trust, Inc.	323,272
10,439	Armada Hoffler Properties, Inc.	117,439
25,095	Cousins Properties, Inc.	260,486
112,599	Lexington Realty Trust	968,352
16,647	Vornado Realty Trust	1,571,976
24,555	Winthrop Realty Trust	322,407
		4,131,775
REITs-Healthcare: 7.86%
6,123	Care Capital Properties, Inc.	164,341
4,969	National Health Investors, Inc.	330,538
32,478	New Senior Investment Group, Inc.	334,524
50,800	Sabra Health Care REIT, Inc.	1,020,572
19,893	Ventas, Inc.	1,252,463
10,123	Welltower, Inc.	701,929
		3,804,367
REITs-Hotels: 6.87%
35,000	Ashford Hospitality Prime, Inc.	408,450
10,700	Chatham Lodging Trust	229,301
29,817	DiamondRock Hospitality Co.	301,748
19,954	FelCor Lodging Trust, Inc.	162,026
96,617	Host Hotels & Resorts, Inc.	1,613,504
12,946	Pebblebrook Hotel Trust	376,340
10,300	RLJ Lodging Trust	235,664
		3,327,033
REITs-Office Property: 20.59%
7,450	Alexandria Real Estate Equities, Inc.	677,131
19,600	Boston Properties, Inc.	2,490,768
44,000	City Office REIT, Inc.	501,600
11,100	Digital Realty Trust, Inc.	982,239
44,500	Franklin Street Properties Corp.	472,145
22,923	HCP, Inc.	746,831
8,435	Hudson Pacific Properties, Inc.	243,940
15,000	Liberty Property Trust	501,900

53,180	New York REIT, Inc.	537,118
42,646	Parkway Properties, Inc.	667,836
22,121	SL Green Realty Corp.	2,143,083
		9,964,591
REITs-Regional Malls: 12.43%
34,600	General Growth Properties, Inc.	1,028,658
10,500	Macerich Co.	832,020
20,000	Simon Property Group, Inc.	4,153,800
		6,014,478
REITs-Shopping Centers: 7.63%
22,339	Brixmor Property Group, Inc.	572,325
21,700	DDR Corp.	386,043
17,274	Equity One, Inc.	495,073
5,146	Federal Realty Investment Trust	803,033
22,503	Kimco Realty Corp.	647,636
17,671	Retail Properties of America, Inc., Class A	280,086
8,900	Tanger Factory Outlet Centers, Inc.	323,871
146,199	Wheeler REIT, Inc.	182,749
		3,690,816
REITs-Specialized: 2.65%
5,350	CoreSite Realty Corp.	374,553
5,000	Crown Castle International Corp.	432,500
10,083	QTS Realty Trust, Inc., Class A	477,733
		1,284,786
REITs-Storage: 8.77%
7,272	Extra Space Storage, Inc.	679,641
29,300	National Storage Affiliates Trust	621,160
8,300	Public Storage	2,289,389
5,547	Sovran Self Storage, Inc.	654,269
		4,244,459
REITs-Warehouse/Industrial: 6.91%
6,700	EastGroup Properties, Inc.	404,479
48,000	Prologis, Inc.	2,120,640
33,274	STAG Industrial, Inc.	677,459
6,056	Terreno Realty Corp.	142,013
		3,344,591
	Total Common Stocks (Cost $35,910,669)	48,118,768
	Total Investments: 99.43%
	(Cost $35,910,669)	48,118,768
	Net Other Assets and Liabilities: 0.57%	276,408
	Net Assets: 100.00%	$48,395,176

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

Investment Abbreviations:

REIT—Real Estate Investment Trust

Portfolio of Investments (Note 1)

Forward Real Estate Long/Short Fund

March 31, 2016 (Unaudited)

Shares		Value (Note 1)
Common Stocks: 92.87%
Healthcare Providers & Services: 0.81%
243,659	Genesis Healthcare, Inc.(a)(b)	$565,289
Hotels & Motels: 3.54%
75,000	OUE, Ltd.	93,760
28,537	Starwood Hotels & Resorts Worldwide, Inc.	2,380,842
		2,474,602
Leisure Facilities: 0.19%
40,000	Peak Resorts, Inc.	136,000
Real Estate Operating/Development: 4.83%
21,020,000	CSI Properties, Ltd.	596,132
115,200	Grainger Plc	374,427
102,000	Great Eagle Holdings, Ltd.	369,482
75,000	Hysan Development Co., Ltd.	319,536
226,000	Soundwill Holdings, Ltd.	266,864
119,166	Sun Hung Kai Properties, Ltd.	1,457,056
		3,383,497
REITs-Apartments: 8.08%
7,702	American Campus Communities, Inc.(a)	362,687
13,000	AvalonBay Communities, Inc.(a)	2,472,600
19,542	Equity Residential(a)	1,466,236
78,315	Independence Realty Trust, Inc.(a)	557,603
5,000	Post Properties, Inc. REIT	298,700
6,900	Sun Communities, Inc.	494,109
		5,651,935
REITs-Diversified: 8.93%
21,409	Alexander & Baldwin, Inc.(a)	785,282
15,168	Armada Hoffler Properties, Inc.(a)	170,640
11,220	Astro Japan Property Group	54,270
5,500	CoreSite Realty Corp.	385,055
43,405	Cousins Properties, Inc.(a)	450,544
50,607	First Potomac Realty Trust(a)	458,499
2,800	Howard Hughes Corp.(a)(b)	296,492
29,634	Investors Real Estate Trust(a)	215,143
177,791	Lexington Realty Trust(a)	1,529,003
17,637	Vornado Realty Trust(a)	1,665,462
18,482	Winthrop Realty Trust, REIT(a)	242,669
		6,253,059
REITs-Healthcare: 8.47%
6,359	Care Capital Properties, Inc.(a)	170,675
50,000	MedEquities Realty Trust, Inc.(c)	687,500
65,706	New Senior Investment Group, Inc.	676,772
52,176	Sabra Health Care REIT, Inc.(a)	1,048,216
33,066	Senior Housing Properties Trust, REIT(a)	591,551
13,839	Ventas, Inc.(a)	871,303
27,177	Welltower, Inc.(a)	1,884,453
		5,930,470

REITs-Hotels: 4.57%
50,000	Ashford Hospitality Prime, Inc.(d)(e)	525,150
14,700	Chatham Lodging Trust	315,021
28,285	FelCor Lodging Trust, Inc.(a)	229,674
95,615	Host Hotels & Resorts, Inc.(a)	1,596,771
12,500	OUE Hospitality Trust	6,121
18,058	Pebblebrook Hotel Trust	524,946
		3,197,683
REITs-Industrial: 0.56%
21,537	Rexford Industrial Realty, Inc.	391,112
REITs-Mortgage: 2.06%
69,366	Arbor Realty Trust, Inc.(a)	469,608
59,256	iStar, Inc.(b)	572,413
30,450	NorthStar Realty Finance Corp.(a)	399,504
		1,441,525
REITs-Office Property: 22.58%
14,851	Boston Properties, Inc.(a)	1,887,265
51,500	Brandywine Realty Trust(a)	722,545
64,000	City Office REIT, Inc.	729,600
43,282	Corporate Office Properties Trust(a)	1,135,720
16,200	Digital Realty Trust, Inc.	1,433,538
119,600	Franklin Street Properties Corp.(a)	1,268,956
31,127	HCP, Inc.(a)	1,014,118
44,400	Liberty Property Trust(a)	1,485,624
38,600	Mack-Cali Realty Corp.(a)	907,100
80,920	New York REIT, Inc.	817,292
40,400	Paramount Group, Inc.	644,380
61,255	Parkway Properties, Inc.(a)	959,253
28,854	SL Green Realty Corp.(a)	2,795,375
		15,800,766
REITs-Regional Malls: 5.38%
28,700	General Growth Properties, Inc.(a)	853,251
14,018	Simon Property Group, Inc.(a)	2,911,398
		3,764,649
REITs-Shopping Centers: 6.25%
27,596	Brixmor Property Group, Inc.(a)	707,010
26,623	Equity One, Inc.(a)	763,015
26,297	Kimco Realty Corp.(a)	756,828
157,822	RAIT Financial Trust	495,561
11,519	Retail Properties of America, Inc., Class A	182,576
53,204	Scentre Group	181,079
11,100	Tanger Factory Outlet Centers, Inc.	403,929
42,700	Westfield Corp.	326,990
447,718	Wheeler REIT, Inc.(a)	559,647
		4,376,635
REITs-Specialized: 4.86%
15,662	American Tower Corp.(a)	1,603,319
12,700	Crown Castle International Corp.(a)	1,098,550
14,800	QTS Realty Trust, Inc., Class A	701,224
		3,403,093

REITs-Storage: 2.86%
10,000	Extra Space Storage, Inc.	934,600
26,800	National Storage Affiliates Trust(a)	568,160
4,200	Sovran Self Storage, Inc.	495,390
		1,998,150
REITs-Timber: 2.13%
48,166	Weyerhaeuser Co.(a)	1,492,183
REITs-Warehouse/Industrial: 6.33%
66,200	Dream Industrial REIT	409,816
33,100	Dream Office REIT	528,835
51,441	ProLogis, Inc.(a)	2,272,663
49,800	STAG Industrial, Inc.	1,013,928
8,819	Terreno Realty Corp.(a)	206,806
		4,432,048
Water Utilities: 0.44%
58,596	Cadiz, Inc.(a)(b)	305,871
	Total Common Stocks (Cost $56,147,826)	64,998,567
Convertible Preferred Stocks: 3.11%
REITs-Hotels: 3.11%
	Ashford Hospitality Prime, Inc.
40,000	Series B, 5.500%(c)	790,800
	FelCor Lodging Trust, Inc.
55,000	Series A, 1.950%	1,386,550
		2,177,350
	Total Convertible Preferred Stocks (Cost $1,943,873)	2,177,350
Preferred Stocks: 10.17%
REITs-Healthcare: 1.18%
	Sabra Healthcare REIT, Inc.
32,400	Series A, 7.125%	829,440
REITs-Hotels: 0.81%
	Summit Hotel Properties, Inc.
21,900	Series C, 7.125%	567,429
REITs-Mortgage: 4.23%
	iStar Financial, Inc.
39,966	Series G, 7.650%(a)	901,234
	NorthStar Realty Finance Corp.
46,200	Series D, 8.500%(a)	1,044,120
44,885	Series E, 8.750%	1,013,952
		2,959,306
REITs-Office Property: 0.55%
	Digital Realty Trust, Inc.
15,000	Series E, 7.000%	382,350
REITs-Shopping Centers: 3.40%
	RAIT Financial Trust
83,284	Series A, 7.750%	1,457,470
	Saul Centers, Inc.
5,000	Series C, 6.875%	132,750
	Urstadt Biddle Properties, Inc.
30,000	Series F, 7.125%	792,000
		2,382,220
	Total Preferred Stocks (Cost $6,990,342)	7,120,745

Rights: 0.00%(f)
REITs-Hotels: 0.00%(f)
4,125	OUE Hospitality, Rights, Strike Price 0.54 SGD (expiring 04/04/16)(b)	367
	Total Rights (Cost $0)	367

Principal Amount
Corporate Bonds: 0.73%
Department Stores: 0.73%
	JC Penney Corp., Inc., Sr. Unsec. Notes
$600,000	7.400%, 04/01/37	511,500
	Total Corporate Bonds (Cost $418,715)	511,500
Convertible Corporate Bonds: 1.00%
REITs-Diversified: 1.00%
	Consolidated-Tomoka Land Co.
750,000	4.500%, 03/15/20(c)	697,500
	Total Convertible Corporate Bonds (Cost $750,000)	697,500
	Total Investments: 107.88% (Cost $66,250,756)	75,506,029
	Net Other Assets and Liabilities: (7.88)%	(5,517,412)
	Net Assets: 100.00%	$69,988,617

Shares
Schedule of Securities Sold Short
Common Stocks
(20,000)	Marriott International, Inc., Class A	$(1,423,600)
(5,000)	Mid-America Apartment Communities, Inc.	(511,050)
(20,000)	Realty Income Corp.	(1,250,200)
(3,000)	Sherwin-Williams Co.	(854,010)
Exchange-Traded Funds
(80,000)	iShares® U.S. Real Estate ETF	(6,228,800)
(40,000)	Vanguard REIT ETF	(3,352,000)
	Total Securities Sold Short
	(Proceeds $12,108,858)	$(13,619,660)

Contracts
Schedule Of Options Written
(40)	Boston Properties, Inc., Expires April 2016 at $133.75 Call	$(1,800)
(100)	Simon Property Group, Inc., Expires May 2016 at $210.00 Call	(34,700)
	Total Options Written
	(Premiums $44,793)	$(36,500)

Percentages are stated as a percent of net assets.

(a)	Security, or portion of security, is being held as collateral for short sales, options written or the line(s) of credit. At period end, the aggregate market value of those securities was $36,757,000, representing 52.52% of net assets.
(b)	Non-income producing security.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of those securities was $2,175,800, representing 3.11% of net assets.
(d)	Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.
(e)	Fair valued security under the procedures approved by the Fund’s Board of Trustees.
(f)	Less than 0.005%.

Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees is as follows:

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
06/09/15	Ashford Hospitality Prime, Inc.(d)(e)	$734,750	$525,150	0.75%

Investment Abbreviations:

ETF—Exchange-Traded Fund

REIT—Real Estate Investment Trust

SGD—Singapore Dollar

Sr.—Senior

Unsec.—Unsecured

Portfolio of Investments (Note 1)

Forward Select Income Fund

March 31, 2016 (Unaudited)

Shares		Value (Note 1)
Common Stocks: 33.13%
Hotels, Restaurants & Leisure: 0.38%
1,182,571	Peak Resorts, Inc.(a)(b)	$4,020,741
REITs-Apartments: 0.38%
296,296	Clipper Realty, Inc.(c)(d)	4,074,070
REITs-Diversified: 1.36%
100,000	American Assets Trust, Inc.(a)	3,992,000
800,000	Winthrop Realty Trust, REIT(a)	10,504,000
		14,496,000
REITs-Healthcare: 6.28%
1,575,000	MedEquities Realty Trust, Inc.(d)	21,656,250
2,250,000	Sabra Health Care REIT, Inc.(a)	45,202,500
		66,858,750
REITs-Hotels: 5.03%
1,850,000	Chatham Lodging Trust(a)	39,645,500
1,160,000	Summit Hotel Properties, Inc.(a)	13,885,200
		53,530,700
REITs-Mortgage: 1.58%
999,800	Colony Capital, Inc., Class A(a)	16,766,646
REITs-Office Property: 5.71%
2,600,000	Franklin Street Properties Corp.(a)	27,586,000
1,000,000	Select Income REIT(a)	23,050,000
105,000	SL Green Realty Corp.	10,172,400
		60,808,400
REITs-Regional Malls: 2.30%
135,000	Taubman Centers, Inc.	9,616,050
1,565,000	WP GLIMCHER, Inc.(a)	14,851,850
		24,467,900
REITs-Residential: 3.16%
2,116,249	American Homes 4 Rent, Class A(a)	33,648,359
REITs-Specialized: 0.15%
150,000	Farmland Partners, Inc.(a)	1,609,500
REITs-Storage: 1.99%
999,287	National Storage Affiliates Trust	21,184,885
REITs-Warehouse/Industrial: 4.81%
1,152,000	Monmouth Real Estate Investment Corp.(a)	13,697,280
1,840,000	STAG Industrial, Inc.(a)	37,462,400
		51,159,680
	Total Common Stocks (Cost $333,965,036)	352,625,631

Convertible Preferred Stocks: 16.25%
REITs-Diversified: 1.38%
	Lexington Realty Trust
303,428	Series C, 6.500%(a)	14,687,432
REITs-Hotels: 7.12%
	Ashford Hospitality Prime, Inc.
2,560,000	Series B, 5.500%(d)	50,611,200
	FelCor Lodging Trust, Inc.
998,238	Series A, 1.950%(a)	25,165,580
		75,776,780
REITs-Office Property: 0.28%
	Alexandria Real Estate Equities, Inc.
102,798	Series D, 7.000%(a)	2,991,422
REITs-Residential: 3.23%
	American Homes 4 Rent
204,044	Series A, 5.000%(a)	5,405,126
250,000	Series B, 5.000%(a)	6,912,500
841,000	Series C, 5.500%(a)	22,076,250
		34,393,876
REITs-Shopping Centers: 1.51%
	Ramco-Gershenson Properties Trust
245,700	Series D, 7.250%(a)	16,085,979
REITs-Specialized: 2.73%
	EPR Properties
248,700	Series C, 5.750%	6,456,252
644,101	Series E, 9.000%(a)	22,543,535
		28,999,787
	Total Convertible Preferred Stocks (Cost $106,299,475)	172,935,276
Preferred Stocks: 50.57%
Consumer Products: 2.21%
	CHS, Inc.
680,000	Series 4, 7.500%(a)	18,924,400
	Dairy Farmers of America, Inc.
45,000	7.875%(d)	4,609,688
		23,534,088
Oil, Gas & Consumable Fuels: 0.51%
	TravelCenters of America Llc
220,000	8.250%(a)	5,475,800
REITs-Apartments: 2.92%
	Apartment Investment & Management Co.
120,000	Series Z, 7.000%(a)	3,067,200
	Essex Property Trust, Inc.
177,795	Series H, 7.125%	4,445,764
	Sun Communities, Inc.
280,000	Series A, 7.125%(a)	7,308,000
	UMH Properties, Inc.
630,000	Series A, 8.250%(a)	16,254,000
		31,074,964

REITs-Diversified: 2.92%
	CorEnergy Infrastructure Trust, Inc.
400,000	Series A, 7.375%(a)	8,400,000
	First Potomac Realty Trust
619,336	Series A, 7.750%(a)	15,793,068
	Investors Real Estate Trust
262,000	Series B, 7.950%(a)	6,859,160
		31,052,228
REITs-Healthcare: 1.63%
	Sabra Healthcare REIT, Inc.
676,943	Series A, 7.125%(a)	17,329,741
REITs-Hotels: 4.45%
	Ashford Hospitality Trust, Inc.
226,288	Series E, 9.000%(a)	5,408,283
	Chesapeake Lodging Trust
155,500	Series A, 7.750%(a)	4,084,985
	Hersha Hospitality Trust
556,189	Series B, 8.000%(a)	13,993,715
275,000	Series C, 6.875%(a)	7,488,250
	LaSalle Hotel Properties
120,000	Series H, 7.500%(a)	3,040,800
	Summit Hotel Properties, Inc.
137,500	Series C, 7.125%	3,562,625
	Sunstone Hotel Investors, Inc.
391,183	Series D, 8.000%(a)	9,787,399
		47,366,057
REITs-Manufactured Homes: 1.59%
	Equity LifeStyle Properties, Inc.
657,290	Series C, 6.750%(a)	16,971,228
REITs-Mortgage: 12.14%
	Colony Capital, Inc.
772,838	Series A, 8.500%(a)	19,390,505
371,700	Series B, 7.500%(a)	9,032,310
400,000	Series C, 7.125%(a)	8,832,000
	iStar Financial, Inc.
266,011	Series D, 8.000%(a)	5,985,247
861,299	Series E, 7.875%(a)	18,862,448
567,811	Series F, 7.800%(a)	12,804,138
848,247	Series G, 7.650%(a)	19,127,970
425,000	Series I, 7.500%(a)	9,694,250
	NorthStar Realty Finance Corp.
911,545	Series E, 8.750%(a)	20,591,802
	RAIT Financial Trust
279,771	Series A, 7.750%(a)	4,895,993
		129,216,663
REITs-Office Property: 7.05%
	Corporate Office Properties Trust
190,000	Series L, 7.375%(a)	4,940,000
	Digital Realty Trust, Inc.
436,989	Series F, 6.625%(a)	11,580,208
	DuPont Fabros Technology, Inc.
1,344,335	Series A, 7.875%(a)	34,293,986
551,174	Series B, 7.625%(a)	14,032,890
	Gramercy Property Trust
263,479	Series A, 7.125%(a)	6,850,454
	Highwoods Properties, Inc.
2,624	Series A, 8.625%(a)	3,306,076
		75,003,614

REITs-Regional Malls: 2.89%
	CBL & Associates Properties, Inc.
789,109	Series D, 7.375%(a)	19,530,448
	Taubman Centers, Inc.
100,000	Series K, 6.250%(a)	2,537,000
	WP GLIMCHER, Inc.
340,669	Series I, 6.875%(a)	8,670,026
		30,737,474
REITs-Residential: 0.80%
	UMH Properties, Inc.
329,000	Series B, 8.000%	8,554,000
REITs-Shopping Centers: 7.47%
	Cedar Realty Trust, Inc.
350,000	Series B, 7.250%(a)	8,865,500
	Inland Real Estate Corp.
520,000	Series A, 8.125%(a)	13,062,400
	Retail Properties of America, Inc.
237,000	Series A, 7.000%(a)	6,297,090
	Saul Centers, Inc.
775,000	Series C, 6.875%(a)	20,576,250
	Urstadt Biddle Properties, Inc.
710,000	Series F, 7.125%(a)	18,744,000
450,000	Series G, 6.750%	11,981,250
		79,526,490
REITs-Specialized: 1.30%
	CoreSite Realty Corp.
400,000	Series A, 7.250%(a)	10,400,000
	EPR Properties
130,215	Series F, 6.625%(a)	3,411,633
		13,811,633
REITs-Warehouse/Industrial: 2.69%
	Monmouth Real Estate Investment Corp.
432,050	Series A, 7.625%(a)	11,179,294
473,028	Series B, 7.875%(a)	12,478,478
	STAG Industrial, Inc.
200,000	Series B, 6.625%(a)	5,010,000
		28,667,772
	Total Preferred Stocks (Cost $527,561,891)	538,321,752

Principal Amount
Contingent Convertible Securities: 1.54%
Department Stores: 1.54%
	JC Penney Corp., Inc., Sr. Unsec. Notes
$21,810,000	7.625%, 03/01/97	16,357,500
	Total Contingent Convertible Securities (Cost $16,106,250)	16,357,500

Corporate Bonds: 3.05%
Consumer Products: 1.26%
	Land O’Lakes, Inc., Unsec. Notes
13,000,000	8.000%, Perpetual Maturity(d)(e)	13,438,750
Department Stores: 1.79%
	JC Penney Corp., Inc., Sr. Unsec. Notes
5,000,000	6.375%, 10/15/36	4,100,000
17,535,000	7.400%, 04/01/37	14,948,587
		19,048,587
	Total Corporate Bonds (Cost $28,984,424)	32,487,337
Convertible Corporate Bonds: 3.17%
Real Estate Management/Services: 1.77%
	Consolidated-Tomoka Land Co.
20,250,000	4.500%, 03/15/20(d)	18,832,500
REITs-Diversified: 1.40%
	CorEnergy Infrastructure Trust, Inc.
19,000,000	7.000%, 06/15/20	14,891,250
	Total Convertible Corporate Bonds (Cost $37,516,680)	33,723,750
	Total Investments: 107.71% (Cost $1,050,433,756)	1,146,451,246
	Net Other Assets and Liabilities: (7.71)%	(82,029,558)
	Net Assets: 100.00%	$1,064,421,688

Shares
Schedule of Securities Sold Short
Exchange-Traded Funds
(1,000,000)	iShares® Dow Jones U.S. Real Estate Index Fund	$(77,860,000)
	Total Securities Sold Short
	(Proceeds $70,783,639)	$(77,860,000)

Percentages are stated as a percent of net assets.

(a)	Security, or portion of security, is being held as collateral for short sales and the line(s) of credit. At period end, the aggregate market value of those securities was $769,609,269, representing 72.30% of net assets.
(b)	Affiliated company. See note 3 for more information.
(c)	Non-income producing security.
(d)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of those securities was $113,222,458, representing 10.64% of net assets.
(e)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

Investment Abbreviations:

REIT—Real Estate Investment Trust

Sr.—Senior

Unsec.—Unsecured

Portfolio of Investments (Note 1)

Forward Select Opportunity Fund

March 31, 2016 (Unaudited)

Shares		Value (Note 1)
Common Stocks: 51.80%
Banks: 12.78%
60,000	Cascade Bancorp(a)	$342,600
60,000	Commerzbank AG(a)	521,681
54,680	Green Bancorp, Inc.(a)(b)	413,928
85,000	Unione di Banche Italiane SpA	314,538
		1,592,747
Capital Markets: 1.75%
12,084	FBR & Co.(b)	218,600
Food Retailer: 1.99%
90,000	Tesco Plc(a)	247,926
Healthcare Providers & Services: 3.31%
177,565	Genesis Healthcare, Inc.(a)(b)	411,951
Hotels & Motels: 4.57%
60,000	Belmond, Ltd., Class A(a)(b)	569,400
Hotels, Restaurants & Leisure: 0.82%
30,000	Peak Resorts, Inc.	102,000
REITs-Diversified: 5.11%
31,703	CorEnergy Infrastructure Trust, Inc.(b)	637,547
REITs-Healthcare: 3.22%
20,000	Sabra Health Care REIT, Inc.(b)	401,800
REITs-Hotels: 12.64%
150,000	Ashford Hospitality Prime, Inc.(c)(d)	1,575,450
REITs-Industrials: 3.37%
14,600	Granite Real Estate Investment Trust	420,547
REITs-Timber: 2.24%
9,000	Weyerhaeuser Co.	278,820
	Total Common Stocks (Cost $9,258,074)	6,456,788
Exchange-Traded Funds: 4.56%
24,500	ProShares® UltraShort Euro(a)(b)(e)	568,155
	Total Exchange-Traded Funds (Cost $555,346)	568,155
Convertible Preferred Stocks: 12.10%
REITs-Residential: 12.10%
	American Homes 4 Rent
27,220	Series A, 5.000%(b)	721,058

30,000	Series C, 5.500%(b)	787,500
		1,508,558
	Total Convertible Preferred Stocks (Cost $1,389,736)	1,508,558
Preferred Stocks: 5.55%
Consumer Products: 4.11%
	Dairy Farmers of America, Inc.
5,000	7.875%(f)	512,188
Marine: 1.44%
	Star Bulk Carriers Corp., Sr. Unsec. Notes
15,000	8.000%(b)	180,000
	Total Preferred Stocks (Cost $845,000)	692,188

Principal Amount
Contingent Convertible Securities: 7.47%
Banks: 7.47%
	Deutsche Bank AG, Jr. Sub. Notes
$ 500,000	7.500%, Perpetual Maturity(b)(g)(h)	429,375
	Unicredit Spa, Jr. Sub. Notes
600,000	8.000%, Perpetual Maturity(g)(h)	501,000
		930,375
	Total Contingent Convertible Securities (Cost $1,094,325)	930,375
Corporate Bonds: 9.68%
Banks: 3.90%
	Societe Generale SA, Jr. Sub. Notes
500,000	8.000%, Perpetual Maturity(b)(f)(g)(h)	486,250
Consumer Products: 2.49%
	Land O’Lakes, Inc., Unsec. Notes
300,000	8.000%, Perpetual Maturity(b)(f)(h)	310,125
Department Stores: 3.29%
	JC Penney Corp., Inc., Sr. Unsec. Notes
500,000	6.375%, 10/15/36	410,000
	Total Corporate Bonds (Cost $1,176,162)	1,206,375
Convertible Corporate Bonds: 7.46%
Real Estate Management/Services: 7.46%
	Consolidated-Tomoka Land Co.
1,000,000	4.500%, 03/15/20(b)(f)	930,000

Total Convertible Corporate Bonds (Cost $1,000,000)	930,000
Total Investments: 98.62% (Cost $15,318,643)	12,292,439
Net Other Assets and Liabilities: 1.38%	171,523
Net Assets: 100.00%	$12,463,962

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Security, or portion of security, is being held as collateral for the line of credit. At period end, the aggregate market value of those securities was $7,065,688, representing 56.69% of net assets.
(c)	Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.
(d)	Fair valued security under the procedures approved by the Fund’s Board of Trustees.
(e)	This security is treated as a partnership for tax purposes and is not registered as an investment company under the Investment Company Act of 1940, as amended.
(f)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of those securities was $2,238,563, representing 17.96% of net assets.
(g)	Interest rate will change at a future date. Interest rate shown reflects the rate in effect at March 31, 2016.
(h)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees is as follows:

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
06/09/15	Ashford Hospitality Prime, Inc.(c)(d)	$2,204,250	$1,575,450	12.64%

Investment Abbreviations:

Jr.—Junior

REIT—Real Estate Investment Trust

Sr.—Senior

Sub.—Subordinated

Unsec.—Unsecured

Portfolio of Investments (Note 1)

Forward Tactical Growth Fund

March 31, 2016 (Unaudited)

Shares		Value (Note 1)
Exchange-Traded Funds: 61.50%
1,628,201	iShares® MSCI Emerging Markets Index Fund	$55,765,884
1,302,940	PowerShares QQQ™ Trust, Series 1	142,281,048
687,183	SPDR® S&P 500® ETF Trust	141,257,338
	Total Exchange-Traded Funds (Cost $332,941,664)	339,304,270
	Total Investments: 61.50% (Cost $332,941,664)	339,304,270
	Net Other Assets and Liabilities: 38.50%	212,405,921
	Net Assets: 100.00%	$551,710,191

Percentages are stated as a percent of net assets.

Investment Abbreviations:

ETF—Exchange-Traded Fund

MSCI—Morgan Stanley Capital International

S&P—Standard & Poor’s

SPDR—Standard & Poor’s Depository Receipts

Portfolio of Investments (Note 1)

Forward Total MarketPlus Fund

March 31, 2016 (Unaudited)

Shares		Value (Note 1)
Exchange-Traded Funds: 93.90%
58,547	Consumer Discretionary Select Sector SPDR® Fund	$4,628,140
86,968	Consumer Staples Select Sector SPDR® Fund	4,613,652
8,598	Health Care Select Sector SPDR® Fund	582,772
16,504	Technology Select Sector SPDR® Fund	732,118
74,039	Utilities Select Sector SPDR® Fund	3,673,815
46,762	Vanguard Telecommunication Services ETF	4,335,773
	Total Exchange-Traded Funds (Cost $17,919,839)	18,566,270
	Total Investments: 93.90% (Cost $17,919,839)	18,566,270
	Net Other Assets and Liabilities: 6.10%	1,205,314	(a)
	Net Assets: 100.00%	$19,771,584

Percentages are stated as a percent of net assets.

(a)	Includes cash which is being held as collateral for futures contracts.

Futures Contracts

Description	Position	Contracts	Expiration Date	Value	Unrealized Gain/(Loss)
E-Mini S&P500® Futures	Long	33	06/20/16	$3,384,975	$102,412
Total Futures Contracts				$3,384,975	$102,412

Investment Abbreviations:

ETF—Exchange-Traded Fund

S&P—Standard & Poor’s

SPDR—Standard & Poor’s Depository Receipt

Portfolio of Investments (Note 1)

Forward Growth Allocation Fund

March 31, 2016 (Unaudited)

Shares		Allocation	Value (Note 1)
Affiliated Investment Companies: 98.32%
472,972	Forward Credit Analysis Long/Short Fund—Institutional Class	8.80%	$3,627,697
10,343	Forward Dynamic Income Fund—Institutional Class	0.62%	255,150
446,156	Forward EM Corporate Debt Fund—Institutional Class	7.93%	3,265,864
78,035	Forward Frontier Strategy Fund—Class Z	1.47%	604,772
89,774	Forward High Yield Bond Fund—Class Z	1.87%	772,054
637,826	Forward International Dividend Fund—Institutional Class	9.71%	3,999,169
171,716	Forward International Small Companies Fund—Institutional Class	7.20%	2,965,534
352,640	Forward Investment Grade Fixed-Income Fund—Class Z	9.57%	3,942,520
194,323	Forward Total MarketPlus Fund—Class Z	17.07%	7,032,561
1,053,860	Salient Risk Parity Fund—Class I	19.75%	8,135,800
555,613	Salient Trend Fund—Class I	14.33%	5,906,163
	Total Affiliated Investment Companies (Cost $39,495,196)		40,507,284
	Total Investments: 98.32% (Cost $39,495,196)		40,507,284
	Net Other Assets and Liabilities: 1.68%		692,541
	Net Assets: 100.00%		$41,199,825

Percentages are stated as a percent of net assets.

Portfolio of Investments (Note 1)

Forward Income Builder Fund

March 31, 2016 (Unaudited)

Shares		Allocation	Value (Note 1)
Affiliated Investment Companies: 97.70%
370,329	Forward Credit Analysis Long/Short Fund—Institutional Class	18.68%	$2,840,423
496,717	Forward EM Corporate Debt Fund—Institutional Class	23.91%	3,635,965
34,350	Forward Emerging Markets Fund—Institutional Class	1.92%	291,972
8,901	Forward Global Infrastructure Fund—Institutional Class	1.27%	193,509
438,265	Forward High Yield Bond Fund—Class Z	24.79%	3,769,080
68,551	Forward International Dividend Fund—Institutional Class	2.83%	429,816
16,616	Forward International Real Estate Fund—Institutional Class	1.51%	228,808
122,186	Forward Investment Grade Fixed-Income Fund—Class Z	8.99%	1,366,042
26,066	Forward Real Estate Fund—Institutional Class	2.15%	326,610
78,347	Forward Select Income Fund—Institutional Class	11.65%	1,771,415
	Total Affiliated Investment Companies (Cost $15,540,020)		14,853,640
	Total Investments: 97.70% (Cost $15,540,020)		14,853,640
	Net Other Assets and Liabilities: 2.30%		350,170
	Net Assets: 100.00%		$15,203,810

Percentages are stated as a percent of net assets.

Forward Funds

Notes to Schedule of Portfolio of Investments (Unaudited)

March 31, 2016

1. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

Use of Estimates: The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. Each Fund is considered an investment company for financial reporting purposes under GAAP. The Portfolio of Investments have been prepared as of the close of the New York Stock Exchange (“NYSE”) on March 31, 2016.

Portfolio Valuation: Portfolio securities or contracts that are listed or traded on a national securities exchange, contract market or over-the-counter market and that are freely transferable are valued at the last reported sale price or a market’s official closing price on the valuation day. If there have been no sales that day, such securities or contracts are valued at the average of the last reported bid and ask prices for long positions or ask prices for short positions. If no bid or ask prices are quoted before closing, such securities or contracts are valued either at the last available sale price or at fair value in accordance with procedures established by, and under the general supervision of, the Board of Trustees.

Debt securities that have an original maturity of more than 365 days or that are credit impaired are valued on the basis of the average of the latest bid and ask prices. Debt securities that have an original maturity of less than 365 days and that are not credit impaired are valued as follows: (a) maturity of 61 to 365 days, on the basis of the average of the latest bid and ask prices; and (b) maturity of 60 days or less, at amortized cost.

The Funds’ independent pricing vendors (approved by the Board of Trustees) use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing vendors may utilize a market-based approach through which quotes from market makers are used to determine value. In instances where sufficient market activity may not exist or is limited, the pricing vendors may also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the value.

In the event valuation information is not available from the Funds’ independent pricing vendors for a security held by a Fund, such security may be valued by alternate pricing methods, including the use of quotations obtained from dealers that make markets in such securities, or otherwise determined based on the fair value of such securities. To the extent that such securities do not trade on a valuation day and the last bid and ask prices are not available, the securities may be valued using matrix pricing or similar valuation methods from the Funds’ independent pricing vendors. Bonds that do not trade regularly tend to be less liquid, and their values may be determined based on alternate or fair valuation methods (approved by the Board of Trustees) more frequently than portfolio holdings that are more frequently traded.

If the Funds’ independent pricing vendors do not provide valuation information for swap contracts or structured notes held by a Fund, such swap contracts and structured notes may be valued by Forward Management, LLC, the Investment Advisor of the Funds (the “Advisor” or “Forward Management”) based on information from the structuring firm or issuer.

Futures, options on futures, and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over-the-counter market and that are freely transferable are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter futures, options on futures, and swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing vendors or one or more dealers that make markets in such securities. If quotes are not available from an independent pricing vendor or dealers, over-the-counter futures and options on futures contracts are valued using fair valuation methodologies.

Options on securities and options on indices are valued using the last quoted sale price as of the close of the securities or commodities exchange on which they are traded. If there has been no sale that day, such securities are valued at the average of the last reported bid and ask prices on the valuation day for long positions or ask prices for short positions. Certain investments including options may trade in the over-the-counter market and generally are valued based on quotes received from independent pricing vendors or one or more dealers that make markets in such securities.

Bank loans are primarily valued by using a composite loan price from an independent pricing vendor (approved by the Board of Trustees). The methodology used by the Funds’ independent pricing vendor for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers.

Portfolio securities that are traded on foreign securities exchanges are generally valued at the last reported sale or closing price of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities is determined in good faith through consideration of other factors in accordance with procedures established by, and under the general supervision of, the Board of Trustees. Certain Funds will use a fair valuation model provided by independent pricing vendors, which is intended to reflect fair value when a security’s value is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the normal trading day of the NYSE, normally 4:00 p.m. Eastern Time. The Funds’ procedures set forth certain triggers that instruct when to use the fair valuation model. The value assigned to a security by the fair valuation model is a determination of fair value made under the Funds’ valuation procedures and under the supervision of the Board of Trustees. In such a case, a Fund’s value for a security may be different from the last sales price (or the latest closing price) and there is no guarantee that a fair valued security will be sold at the price at which a Fund is valuing the security.

Forward currency contracts have a market value determined by the prevailing daily foreign currency exchange rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing vendor. Foreign currency exchange rates and foreign currency exchange forward rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

Redeemable securities issued by open-end registered investment companies and offshore affiliated subsidiaries are valued at the investment company’s or subsidiary’s applicable net asset value, with the exception of exchange-traded products which are priced as equity securities.

All other securities and other assets are carried at their fair value as determined in good faith using methodologies approved by the Board of Trustees. The valuation methodologies include: analysis of recent public transactions in securities or assets of the same class or that are highly similar; analysis of recent private transactions in securities or assets of the same class or that are highly similar; analysis of information that provides a reasonable basis for valuation, such as appraisals, analysts’ reports, and valuation models; and cost, if other valuation methods are not available.

Securities Transactions and Investment Income: For financial statement purposes, securities transactions are accounted for on a trade date basis. Accordingly, differences between the net asset values for financial statement purposes and for executing shareholders transactions may arise. Realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of such dividends in the exercise of reasonable diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Master Limited Partnerships (“MLPs”): Certain Funds may invest in MLPs, which are limited partnerships in which ownership units are publicly traded. MLPs often own interests in properties or businesses that are related to the oil and gas industries, although MLPs may invest in other types of investments. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (such as a Fund investing in a MLP) are not involved in the day-to-day management of the partnership.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of units of a MLP may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in a MLP than investors in a corporation, and conflicts of interest may exist among unit holders and the general partner of a MLP. MLPs that concentrate in a particular industry or region are subject to risk associated with such industry or region. Investments held by MLPs may be illiquid. MLP unit prices may be more volatile than securities of larger or more broadly based companies.

Unlike most corporations, MLPs do not pay income tax but instead pass through their taxable income to unit holders who are required to report their allocable share of a MLP’s taxable income. A MLP’s distribution to unit holders may exceed the unit holder’s share of the MLP’s taxable income, and a portion of the distribution may represent a return of capital. If a Fund invests in a MLP that makes a return of capital, a portion of the Fund’s distribution to shareholders may also represent a return of capital.

Portfolio of Investments: The investment categories used in this report may differ from the industry classification categories used for determining compliance with industry concentration restrictions and requirements applicable to each of the Funds.

Short Sales: Certain Funds may sell securities short. Short sales are transactions in which a Fund sells a security that it does not own in anticipation of a decline in the value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. All short sales must be fully collateralized. The Fund maintains collateral consisting of cash, U.S. government securities or other liquid assets in an amount at least equal to the value of their respective short positions. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position.

As of March 31, 2016, the following Funds held securities sold short:

Fund	Securities Sold Short Value at 03/31/16
Forward EM Corporate Debt Fund	$2,032,570
Forward High Yield Bond Fund	3,042,500
Forward Real Estate Long/Short Fund	13,619,660

No other Funds held securities sold short as of March 31, 2016.

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1—Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date. Investments in any underlying open-ended investment companies are valued at their NAV daily and classified as Level 1 prices.

Level 2—Quoted prices in markets which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability. The Board of Trustees has approved independent pricing vendors that calculate fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.

Level 3—Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2016:

Investments in Securities	Level 1	Level 2	Level 3		Total
Forward Credit Analysis Long/Short Fund
Corporate Bonds
Financial	$—	$2,900,439	$2,000,000	(b)	$4,900,439
Other(a)	—	4,253,014	—		4,253,014
Municipal Bonds(a)	—	125,020,112	—		125,020,112
U.S. Treasury Bonds & Notes	—	1,702,132	—		1,702,132
Short-Term Securities	—	27,393,869	—		27,393,869

Total	$—	$161,269,566	$2,000,000		$163,269,566

Forward Dynamic Income Fund
Common Stocks(a)	$4,463,093	$—	$—		$4,463,093

Total	$4,463,093	$—	$—		$4,463,093

Forward EM Corporate Debt Fund
Foreign Government Obligations(a)	$—	$8,039,526	$—		$8,039,526
Asset-Backed Securities(a)	—	2,420,247	—		2,420,247
Corporate Bonds(a)	—	87,532,264	—		87,532,264
U.S. Treasury Bonds & Notes	—	2,958,048	—		2,958,048

Total	$—	$100,950,085	$—		$100,950,085

Forward Emerging Markets Fund
Common Stocks(a)	$7,965,352	$—	$—		$7,965,352
Exchange-Traded Funds(a)	556,563	—	—		556,563
Participation Notes(a)	—	1,102,739	—		1,102,739
Warrants(a)	4,085	—	—		4,085

Total	$8,526,000	$1,102,739	$—		$9,628,739

Forward Frontier Strategy Fund
Exchange-Traded Funds	$367,322	$—	$—	$367,322

Total	$367,322	$—	$—	$367,322

Forward Global Infrastructure Fund
Common Stocks(a)	$26,484,567	$—	$—	$26,484,567
Limited Partnerships(a)	2,080,921	—	—	2,080,921
Participation Notes(a)	—	632,850	—	632,850
Preferred Stocks(a)	761,371	—	—	761,371

Total	$29,326,859	$632,850	$—	$29,959,709

Forward High Yield Bond Fund
Corporate Bonds(a)	$—	$85,154,288	$—	$85,154,288

Total	$—	$85,154,288	$—	$85,154,288

Forward International Dividend Fund
Common Stocks(a)	$144,946,025	$—	$—	$144,946,025
Participation Notes(a)	—	5,260,639	—	5,260,639
Preferred Stocks(a)	4,695,649	—	—	4,695,649
Warrants(a)	228,452	—	—	228,452
Collateralized Mortgage Obligations(a)	—	1,730,898	—	1,730,898
Corporate Bonds(a)	—	5,291,993	—	5,291,993

Total	$149,870,126	$12,283,530	$—	$162,153,656

Forward International Real Estate Fund
Common Stocks(a)	$38,061,880	$—	$—	$38,061,880

Total	$38,061,880	$—	$—	$38,061,880

Forward International Small Companies Fund
Common Stocks(a)	$159,893,485	$—	$—	$159,893,485
Exchange-Traded Funds(a)	3,328,333	—	—	3,328,333
Preferred Stocks(a)	1,977,585	—	—	1,977,585

Total	$165,199,403	$—	$—	$165,199,403

Forward Investment Grade Fixed-Income Fund
U.S. Treasury Bonds & Notes	$—	$20,426,517	$—	$20,426,517

	$—	$20,426,517	$—	$20,426,517

Forward Real Estate Fund
Common Stocks(a)	$48,118,768	$—	$—	$48,118,768

Total	$48,118,768	$—	$—	$48,118,768

Forward Real Estate Long/Short Fund
Common Stocks
REITs-Healthcare	$5,242,970	$687,500	$—	$5,930,470
REITs-Hotels	2,672,533	525,150	—	3,197,683
Other(a)	55,870,414	—	—	55,870,414
Convertible Preferred Stocks
REITs-Hotels	1,386,550	790,800	—	2,177,350
Preferred Stocks(a)	7,120,745	—	—	7,120,745
Rights(a)	—	367	—	367
Corporate Bonds(a)	—	511,500	—	511,500
Convertible Corporate Bonds(a)	—	697,500	—	697,500

Total	$72,293,212	$3,212,817	$—	$75,506,029

Forward Select Income Fund
Common Stocks
REITs-Apartments	$—	$4,074,070	$—	$4,074,070
REITs-Healthcare	45,202,500	21,656,250	—	66,858,750
Other(a)	281,692,811	—	—	281,692,811
Convertible Preferred Stocks
REITs-Hotels	25,165,580	50,611,200	—	75,776,780
Other(a)	97,158,496	—	—	97,158,496
Preferred Stocks
REITs-Shopping Centers	66,464,090	13,062,400	—	79,526,490
Other(a)	458,795,262	—	—	458,795,262

Contingent Convertible Securities(a)	—	16,357,500	—	16,357,500
Corporate Bonds(a)	—	32,487,337	—	32,487,337
Convertible Corporate Bonds(a)	—	33,723,750	—	33,723,750

Total	$974,478,739	$171,972,507	$—	$1,146,451,246

Forward Select Opportunity Fund
Common Stocks
REITs-Hotels	$—	$1,575,450	$—	$1,575,450
Other(a)	4,881,338	—	—	4,881,338
Exchange-Traded Funds	568,155	—	—	568,155
Convertible Preferred Stocks(a)	1,508,558	—	—	1,508,558
Preferred Stocks(a)	692,188	—	—	692,188
Contingent Convertible Securities(a)	—	930,375	—	930,375
Corporate Bonds(a)	—	1,206,375	—	1,206,375
Convertible Corporate Bonds(a)	—	930,000	—	930,000

Total	$7,650,239	$4,642,200	$—	$12,292,439

Forward Tactical Growth Fund
Exchange-Traded Funds	$339,304,270	$—	$—	$339,304,270

Total	$339,304,270	$—	$—	$339,304,270

Forward Total MarketPlus Fund
Exchange-Traded Funds	$18,566,270	$—	$—	$18,566,270

Total	$18,566,270	$—	$—	$18,566,270

Forward Growth Allocation Fund
Affiliated Investment Companies	$40,507,284	$—	$—	$40,507,284

Total	$40,507,284	$—	$—	$40,507,284

Forward Income Builder Fund
Affiliated Investment Companies	$14,853,640	$—	$—	$14,853,640

Total	$14,853,640	$—	$—	$14,853,640

(a)	For detailed descriptions of sector, industry, country or state, see the accompanying Portfolio of Investments.
(b)	A Treasury Bond issue of similar duration was selected to serve as a proxy for the price movements of the security.

Other Financial Instruments(a)	Level 1	Level 2	Level 3	Total
Forward Commodity Long/Short Strategy Fund
Assets
Futures Contracts	$109,040	$—	$—	$109,040
Liabilities
Futures Contracts	(281,223)	—	—	(281,223)

Total	$(172,183)	$—	$—	$(172,183)

Forward Credit Analysis Long/Short Fund
Assets
Futures Contracts	$12,778	$—	$—	$12,778
Liabilities
Futures Contracts	(11,393)	—	—	(11,393)

Total	$1,385	$—	$—	$1,385

Forward EM Corporate Debt Fund
Liabilities
Securities Sold Short
Corporate Bonds	$—	$(2,032,570)	$—	$(2,032,570)
Forward Currency Contracts	—	(96,432)	—	(96,432)

Total	$—	$(2,129,002)	$—	$(2,129,002)

Forward Emerging Markets Fund
Assets
Futures Contracts	$491	$—	$—	$491

Total	$491	$—	$—	$491

Forward Frontier Strategy Fund
Liabilities
Total Return Swap Contracts	$—	$(1,274,744)	$—	$(1,274,744)

Total	$—	$(1,274,744)	$—	$(1,274,744)

Forward High Yield Bond Fund
Liabilities
Securities Sold Short
Corporate Bonds	$—	$(3,042,500)	$—	$(3,042,500)

Total	$—	$(3,042,500)	$—	$(3,042,500)

Forward International Dividend Fund
Liabilities
Futures Contracts	$(9,957)	$—	$—	$(9,957)

Total	$(9,957)	$—	$—	$(9,957)

Forward Investment Grade Fixed-Income Fund
Assets
Futures Contracts	$5,713	$—	$—	$5,713
Liabilities
Credit Default Swap Contracts	—	(13,289)	—	(13,289)

Total	$5,713	$(13,289)	$—	$(7,576)

Forward Real Estate Long/Short Fund
Liabilities
Securities Sold Short
Common Stocks	$(4,038,860)	$—	$—	$(4,038,860)
Exchange-Traded Funds	(9,580,800)	—	—	(9,580,800)
Options Written	(36,500)	—	—	(36,500)

Total	$(13,656,160)	$—	$—	$(13,656,160)

Forward Select Income Fund
Liabilities
Securities Sold Short
Exchange-Traded Funds	$(77,860,000)	$—	$—	$(77,860,000)

Total	$(77,860,000)	$—	$—	$(77,860,000)

Forward Total MarketPlus Fund
Assets
Futures Contracts	$102,412	$—	$—	$102,412

Total	$102,412	$—	$—	$102,412

(a)	Other financial instruments are derivative instruments reflected in the schedules to the Portfolio of Investments, such as swap contracts, short sales, forward currency contracts and futures contracts.

The Funds recognize transfers between levels as of the beginning of the annual period in which the transfer occurred. As of March 31, 2016 the only transfer of securities from Level 1 to Level 2 was for the Forward Select Income Fund as follows:

	Level 1		Level 2
Forward Select Income Fund	Transfer In	Transfers (Out)	Transfer In	Transfers (Out)
Preferred Stocks	$—	$(13,145,600)	$13,145,600	$—

Total	$—	$(13,145,600)	$13,145,600	$—

The above transfer in the Forward Select Income Fund was due to the unavailability of a quoted market price at March 31, 2016 pending the completion of an acquisition of the issuer. No other Funds had transfers from Level 1 and Level 2 securities.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Forward Credit Analysis Long/Short Fund	Forward Real Estate Long /Short Fund	Forward Select Income Fund
	Corporate Bonds	Convertible Preferred Stocks	Convertible Preferred Stocks
Balance as of December 31, 2015	$—	$851,600	$54,502,400
Accrued discount/ premium	—	—	—
Realized Gain/(Loss)	—	—	—
Change in Unrealized Appreciation/(Depreciation)	—	—	—
Purchases	2,000,000	—	—
Sales Proceeds	—	—	—
Transfer into Level 3	—	—	—
Transfer out of Level 3(a)	—	(851,600)	(54,502,400)

Balance as of March 31, 2016	$2,000,000	$—	$—

Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments still held at March 31, 2016	$—	$—	$—

(a)	The transfers from Level 3 to Level 2 were due to an evaluated price becoming available after December 31, 2015.

As of March 31, 2016, no other Funds, except above, had transfers between the fair value levels designated in the preceding table and unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Derivative Instruments and Hedging Activities: The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities but also allow certain Funds to enter into various types of derivative contracts, including, but not limited to, futures contracts, swap contracts, forward currency contracts, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of their investment objectives, certain Funds may use derivatives that increase or decrease a Fund’s exposure to the following market risk factors:

Credit Risk: Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

Commodity Risk: Exposure to the commodities markets may subject the Funds to greater volatility than investments in traditional securities. Prices of various commodities may also be affected by factors, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Interest Rate Risk: Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase the value of such investments. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to settle the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Forward Currency Contracts: Certain Funds invest in forward currency contracts to reduce the risks of fluctuating exchange rates and to generate returns uncorrelated to the other strategies employed. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward currency contract, the Fund “locks in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency into which it will exchange. The Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. The Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. As of March 31, 2016, the Forward EM Corporate Debt Fund held forward currency contracts and has disclosed the details in the portfolio of investments. No other Funds held forward currency contracts as of March 31, 2016.

Futures: Certain Funds may invest in futures contracts in accordance with their investment objectives. Each Fund does so for a variety of reasons, including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

As of March 31, 2016, the Funds had outstanding unrealized gain/(loss) on futures contracts as follows:

Fund	Unrealized Gain/(Loss) on Futures Contracts at 03/31/16
Forward Commodity Long/Short Fund	$(172,183)
Forward Credit Analysis Long/Short Fund	1,385
Forward Emerging Markets Fund	491
Forward International Dividend Fund	(9,957)
Forward Investment Grade Fixed-Income Fund	5,713
Forward Total MarketPlus Fund	102,412

No other Funds held futures contracts as of March 31, 2016.

Option Writing/Purchasing: Certain Funds may write or purchase option contracts to adjust the risk and return of their overall investment positions. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase, or proceeds from the sale, in determining whether the Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and unexpected movements in security values. As of March 31, 2016, the Forward Real Estate Long/Short Fund held written options with a market value of $36,500. No other Funds held purchased or written options as of March 31, 2016.

Written option activity for the three months ended March 31, 2016 was as follows:

Forward Real Estate Long/Short Fund	NUMBER OF CONTRACTS	CONTRACT PREMIUM
Outstanding, at beginning of year December 31, 2015	(220)	$(58,625)

Options written	(100)	(36,835)
Options exercised or closed	180	50,667
Options expired	—	—

Outstanding, March 31, 2016	(140)	$(44,793)

Swaps: Certain Funds may enter into interest rate, index, equity, currency exchange rate, total return and credit default swap agreements, as well as purchase and sell options to enter into such swap agreements, for hedging and non-hedging purposes. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements may be executed in a multilateral or other trade facility program, such as a registered exchange (“centrally cleared swaps”) or may be privately negotiated in the over-the-counter market. The duration of a swap agreement typically ranges from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Credit default swaps are a type of swap agreement in which the protection “buyer” is generally obligated to pay the protection “seller” an upfront and/or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a Fund. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness or that are centrally cleared.

Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets or indices. Total return swap agreements may be used to obtain exposure to a security or market index without owning or taking physical custody of such security or component securities of a market index. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually the London Interbank Offered Rate (LIBOR), is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed upon between two parties. Typically no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to a Fund thereunder. Swap agreements also entail the risk that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net present value of amounts to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered in accordance with applicable regulatory requirements to limit any potential leveraging of a Fund’s portfolio. Any net amount accrued but not yet paid to a Fund by the counterparty under a swap agreement (i.e., the Fund’s current rights under the swap agreement) is recorded as unrealized appreciation until the amount is paid to the Fund. The Fund’s maximum risk of loss from counterparty credit risk is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Funds’ investment restriction concerning senior securities.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on Forward Management’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Swap agreements that cannot be terminated or sold within seven days may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Although centrally cleared swaps typically present less counterparty risk than non-centrally cleared swaps, a Fund that has entered into centrally cleared swaps is subject to the risk of the failure of the CCP. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines) or that are centrally cleared. Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986 (the “Code”) may limit a Fund’s ability to use swap agreements. It is possible that developments in the swap market, including additional government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern over-the-counter financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the Portfolio of Investments.

During the three months ended March 31, 2016, the Forward EM Corporate Debt Fund, the Forward Frontier Strategy Fund, the Forward Investment Grade Fixed-Income Fund and the Forward Total MarketPlus Fund invested in swap agreements consistent with the Funds’ investment strategies to gain exposure to certain markets or indices. As of March 31, 2016, the Forward Frontier Strategy Fund and Forward Investment Grade Fixed-Income Fund held swap agreements and have disclosed the details in the Portfolio of Investments. No other Funds held swap agreements at March 31, 2016.

Warrants: Certain Funds may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a certain date or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant.

The leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor’s risk, as a complete loss of the amount invested in the warrant may result in the event of a decline in the value of the underlying security. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security. As of March 31, 2016, the Forward Emerging Markets Fund and the Forward International Dividend Fund held warrants with a market value of $4,085 and $228,452, respectively. No other Funds held warrants as of March 31, 2016.

Cash Management Transactions: The Funds may hold cash balances in bank demand deposit accounts with the Funds’ custodian, Citibank, N.A. (“Citibank”). Such amounts are readily accessible to purchase investments or pay Fund expenses. The Funds consider liquid assets deposited in a bank demand deposit account to be cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds may maintain demand deposit accounts that have an aggregate value in excess of Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As a result, the Funds may be exposed to credit risk in the event of insolvency or other failure of Citibank to meet its obligations.

Commodity Futures Trading Commission Regulation: The Forward Commodity Long/Short Strategy Fund and the Fund’s wholly-owned subsidiary, the Forward Commodity Long/Short Strategy (Cayman) Fund Ltd., is subject to regulation as a commodity pool under the Commodity Exchange Act pursuant to rules enacted by the Commodity Futures Trading Commission (the “CFTC”). The Advisor has registered with the CFTC as a Commodity Pool Operator and is a member of the National Futures Association. As a result, additional CFTC mandated disclosure, reporting and recordkeeping obligations are in effect with respect to this Fund. Compliance with the CFTC’s ongoing regulatory compliance requirements could increase the Fund’s expenses, adversely affecting its total return.

Leverage: The Forward Dynamic Income Fund, the Forward EM Corporate Debt Fund, the Forward International Dividend Fund, the Forward Real Estate Long/Short Fund, the Forward Select Income Fund and the Forward Select Opportunity Fund may purchase securities with borrowed money, including bank overdrafts (a form of leverage). The Funds may borrow amounts up to one-third of the value of its assets after giving effect to such borrowing. Leverage exaggerates the effect on the net asset value of any increase or decrease in the market value of the Funds’ portfolio securities. These borrowings will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. In certain cases, interest costs may exceed the return received on the securities purchased.

The Forward Dynamic Income Fund, the Forward EM Corporate Debt Fund, the Forward International Dividend Fund, the Forward Real Estate Long/Short Fund, the Forward Select Income Fund and the Forward Select Opportunity Fund maintain separate lines of credit with BNP Paribas (acting through its New York Branch). The Funds are charged interest of 1.20% above the one-month LIBOR for borrowing under these agreements.

The Forward International Dividend Fund, the Forward Real Estate Long/Short Fund and the Forward Select Income Fund also maintain separate lines of credit with Société Générale. For borrowings under this agreement, the funds are charged interest of 0.95% above the one-month LIBOR. Additionally, if the borrowed amount by a Fund is below 80% of the Fund’s facility limit, the Fund is charged a commitment fee of 0.35% per annum on the amount between the facility limit and borrowed amount.

The Forward Dynamic Income Fund did not borrow under its line of credit agreement during the three months ended March 31, 2016. The Forward EM Corporate Debt Fund, the Forward International Dividend Fund, the Forward Real Estate Long/Short Fund, the Forward Select Income Fund and the Forward Select Opportunity Fund have each pledged a portion of its investment securities as the collateral for their lines of credit. As of March 31, 2016, the value of the investment securities pledged as collateral and the borrowed amounts on the lines of credit were as follows:

Fund	Collateral Pledged	Borrowed Amounts
Forward EM Corporate Debt Fund	$26,801,086	$12,342,980
Forward International Dividend Fund	62,347,613	15,304,671
Forward Real Estate Long/Short Fund	23,277,851	6,141,752
Forward Select Income Fund	742,783,768	107,435,706
Forward Select Opportunity Fund	7,065,688	—

Investments in a Wholly-Owned Subsidiary: The Forward Commodity Long/Short Strategy Fund seeks exposure to the commodity markets primarily through investments in commodity-linked derivative instruments, including commodity index-linked notes (sometimes referred to as “structured notes”), swap agreements, commodity options, futures and options on futures, and through investments in the Forward Commodity Long/Short Strategy (Cayman) Fund Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). Forward Management acts as Investment Advisor to the Fund and to the Subsidiary. The Fund is the sole shareholder of the Subsidiary, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary.

Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code, and recent IRS rulings. If the IRS were to change its position or otherwise determine that income derived from certain commodity-linked notes or from a Fund’s investment in its Subsidiary does not constitute qualifying income, and if such positions were upheld, or if future legislation or Treasury regulations were to adversely affect the tax treatment of such investments, a Fund might cease to qualify as a regulated investment company and would be required to reduce its exposure to such investments, which might result in difficulty in implementing its investment strategy.

Basis for Consolidation for the Forward Commodity Long/Short Strategy Fund: The Subsidiary, a Cayman Islands exempted company, was incorporated on October 12, 2010 as a wholly-owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives. As a wholly-owned subsidiary of the Fund, all assets, liabilities, income and expenses of the portfolio are consolidated in the financial statements and financial highlights of the Fund. As of March 31, 2016, net assets of the Forward Commodity Long/Short Strategy Fund were $7,116,378 of which $1,332,385 or 18.72% represented the Fund’s ownership of all issued shares and voting rights of the Fund’s Subsidiary.

In addition, the Advisor has filed for and received no-action relief from the CFTC that permits consolidation of the financial statements for the Forward Commodity Long/Short Strategy Fund and its Subsidiary.

2. Tax Basis Information

Tax Basis of Investments: Differences in book and tax accounting for cost basis of investments are primarily attributable to partnerships and deferral of losses on wash sales for tax purposes. As of March 31, 2016, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Forward Commodity Long/Short Strategy Fund	$—	$—	$—	$—
Forward Credit Analysis Long/Short Fund	158,845,760	5,281,134	(857,328)	4,423,806
Forward Dynamic Income Fund	4,472,941	176,229	(186,077)	(9,848)
Forward EM Corporate Debt Fund	125,145,461	2,381,929	(26,577,305)	(24,195,376)
Forward Emerging Markets Fund	9,375,668	794,155	(541,084)	253,071
Forward Frontier Strategy Fund	347,805	19,517	—	19,517
Forward Global Infrastructure Fund	28,767,387	2,556,550	(1,364,228)	1,192,322
Forward Growth Allocation Fund	40,153,049	1,962,429	(1,608,194)	354,235
Forward High Yield Bond Fund	89,628,098	2,149,075	(6,622,885)	(4,473,810)
Forward Income Builder Fund	16,028,026	—	(1,174,386)	(1,174,386)
Forward International Dividend Fund	155,239,071	20,951,386	(14,036,801)	6,914,585
Forward International Real Estate Fund	38,244,553	1,682,695	(1,865,368)	(182,673)
Forward International Small Companies Fund	142,925,837	29,928,510	(7,654,944)	22,273,566
Forward Investment Grade Fixed-Income Fund	20,247,439	226,459	(47,381)	179,078
Forward Real Estate Fund	36,307,967	13,191,301	(1,380,500)	11,810,801
Forward Real Estate Long/Short Fund	68,453,366	13,463,191	(6,410,528)	7,052,663
Forward Select Income Fund	1,054,800,443	156,335,607	(64,684,804)	91,650,803
Forward Select Opportunity Fund	15,344,829	201,580	(3,253,970)	(3,052,390)
Forward Tactical Growth Fund	332,941,664	6,362,606	—	6,362,606
Forward Total MarketPlus Fund	18,029,403	537,218	(351)	536,867

Capital Losses: Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), capital losses incurred after December 31, 2010 may be carried forward indefinitely, but must retain the character of the original loss. However, such losses must be utilized prior to the pre-enactment capital loss, which increases the likelihood that the pre-enactment capital losses will expire unused. Under the pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. As of December 31, 2015, the following Funds had available for Federal income tax purposes unused capital losses that may be used to offset future realized capital gains as follows:

Fund	Expiring in 2016(a)	Expiring in 2017(a)	Expiring in 2018(a)	Short- Term(b)	Long- Term(b)	Total
Forward Commodity Long/Short Strategy Fund	$—	$—	$—	$293,609	$259,464	$553,073
Forward Credit Analysis Long/Short Fund	—	—	—	66,573,755	26,542,327	93,116,082
Forward Dynamic Income Fund	—	—	—	1,345,012	766,982	2,111,994
Forward EM Corporate Debt Fund	—	51,786	—	18,016,816	25,854,119	43,922,721
Forward Emerging Markets Fund	—	—	—	1,485,471	194,763	1,680,234
Forward Frontier Strategy Fund	—	—	—	7,199,517	8,671,719	15,871,236
Forward Global Infrastructure Fund	3,342,497	30,182,432	24,061,967	540,176	—	58,127,072
Forward Growth Allocation Fund	—	—	—	1,153,955	6,260,744	7,414,699
Forward High Yield Bond Fund	—	—	—	3,029,565	2,142,277	5,171,842
Forward Income Builder Fund	—	—	—	744,646	10,198	754,844
Forward International Dividend Fund(c)	—	2,145,728	—	29,543,518	9,264,704	40,953,950
Forward International Real Estate Fund	67,712,152	60,639,639	3,986,802	9,012,317	5,974,471	147,325,381
Forward International Small Companies Fund	11,479,558	179,253,577	—	—	—	190,733,135
Forward Investment Grade Fixed-Income Fund	1,479,849	—	7,106,398	281,424	6,704,372	15,572,043
Forward Real Estate Fund(c)	561,668	—	—	—	—	561,668
Forward Real Estate Long/Short Fund	43,166,119	107,182,629	—	—	—	150,348,748
Forward Select Opportunity Fund	—	—	—	542,645	131,180	673,825
Forward Tactical Growth Fund	—	—	—	2,141,920	401,906	2,543,826

(a)	Capital losses incurred prior to December 31, 2010 under pre-enactment law.
(b)	Capital losses incurred after December 31, 2010 under the Act and not subject to expiration.
(c)	Subject to limitations under §382 of the Code.

The Funds elect to defer to the period ending December 31, 2016 capital losses and late year ordinary losses recognized during the period November 1, 2015 to December 31, 2015 in the amount of:

Fund	Capital Losses Total	Ordinary Losses Total
Forward Commodity Long/Short Strategy Fund	$20,193	$—
Forward Credit Analysis Long/Short Fund	25,587	—
Forward Dynamic Income Fund	—	923

Forward EM Corporate Debt Fund	6,837,614	—
Forward Emerging Markets Fund	758,678	—
Forward Frontier Strategy Fund	13,050,940	—
Forward Global Infrastructure Fund	877,349	109,494
Forward Growth Allocation Fund	132,405	—
Forward High Yield Bond Fund	6,166,653	—
Forward Income Builder Fund	126,112	—
Forward International Dividend Fund	9,298,544	—
Forward International Small Companies Fund	166,895	40,126
Forward Investment Grade Fixed-Income Fund	59,457	—
Forward International Real Estate Fund	3,209,804	—
Forward Select Opportunity Fund	55,510	6,959
Forward Total MarketPlus Fund	66,869	—

3. Affiliated Companies

As defined by the 1940 Act, an affiliated company is one in which a Fund owns 5% or more of the outstanding voting securities or a company that is under common ownership or control.

During the three months ended March 31, 2016, the Forward Select Income Fund and Forward Total MarketPlus Fund owned 5% or more of the outstanding voting securities of the securities identified in the table below. The purchases, sales, dividend income, realized capital gains, shares and value of investment by each Fund in affiliated companies for the three months ended March 31, 2016 were as follows:

Forward Select Income Fund

Security Name	Beginning Shares	Gross Purchases	Gross Sales	Ending Shares	Value 3/31/16	Dividend Income	Realized Gain/(Loss)
Common Stocks
National Storage Affiliates Trust(a)	1,970,000	—	(970,713)	999,287	21,184,885	264,808	5,281,107
Peak Resorts, Inc.	1,182,571	—	—	1,182,571	4,020,741	—	—

Total					$25,205,626	$264,808	$5,281,107

Forward Total MarketPlus Fund
Security Name	Beginning Shares	Gross Purchases	Gross Sales	Ending Shares	Value 3/31/16	Dividend Income	Realized Gain/(Loss)
Exchange-Traded Funds
SPDR® S&P Telecom ETF	—	78,187	(78,187)	—	$—	$11,464	$317,729

Total					$—	$11,464	$317,729

(a)	This security no longer met the definition of an affiliated company as of March 31, 2016.

The Forward Growth Allocation Fund and the Forward Income Builder Fund (collectively, the “Allocation Funds”) may invest in certain securities that are considered affiliated companies as they share the same Board of Trustees and/or are managed by subsidiaries of Salient Partners, L.P. and are “related companies” for purposes of applicable fund-of-fund rules. The purchases, sales, dividend income, realized capital gains, shares and value of investment of each Allocation Fund in affiliated companies for the three months ended March 31, 2016 were as follows:

Forward Growth Allocation Fund

INVESTMENT COMPANIES	Beginning Shares	Transfer due to Reorganization(a)	Gross Purchases	Gross Sales	Ending Shares	Value 03/31/16	Dividend Income	Realized Gain/(Loss)
Forward Funds — Class Z shares
Forward Commodity Long/Short Strategy Fund	31,037	—	—	(31,037)	—	$—	$—	$(43,714)
Forward Frontier Strategy Fund	90,608	39,770	—	(52,343)	78,035	604,772	—	(133,049)
Forward High Yield Bond Fund	21,724	—	89,774	(21,724)	89,774	772,054	7,548	(17,608)
Forward Investment Grade Fixed-Income Fund	200,910	192,693	—	(40,963)	352,640	3,942,520	10,279	(724)
Forward Total MarketPlus Fund	118,943	138,793	42,567	(105,980)	194,323	7,032,561	—	(366,782)
Forward Funds — Institutional Class shares
Forward Credit Analysis Long/Short Fund	45,392	254,933	202,228	(29,581)	472,972	3,627,697	23,467	296
Forward Dynamic Income Fund	47,082	10,570	—	(47,309)	10,343	255,150	347	(223,507)
Forward EM Corporate Debt Fund	84,261	77,700	293,007	(8,812)	446,156	3,265,864	114,069	(16,037)
Forward Emerging Markets Fund	276,970	—	—	(276,970)	—	—	—	(274,200)
Forward International Dividend Fund	1,053,860	326,534	—	(742,568)	637,826	3,999,169	105,842	(1,101,766)
Forward International Real Estate Fund	65,349	—	—	(65,349)	—	—	—	(258,341)
Forward International Small Companies Fund	—	120,206	116,759	(65,249)	171,716	2,965,534	—	22,322
Forward Real Estate Fund	52,290	—	—	(52,290)	—	—	—	(89,946)
Forward Select Opportunity Fund	47,739	—	—	(47,739)	—	—	—	(278,315)
Salient Funds — Class I shares
Salient Risk Parity Fund	—	611,213	597,015	(154,368)	1,053,860	8,135,800	—	(149,837)
Salient Trend Fund	—	262,031	293,582	—	555,613	5,906,163	—	—

Total						$40,507,284	$261,552	$(2,931,208)

Forward Income Builder Fund

INVESTMENT COMPANIES	Beginning Shares	Transfer due to Reorganization(b)	Gross Purchases	Gross Sales	Ending Shares	Value 03/31/16	Dividend Income	Realized Gain/(Loss)
Forward Funds — Class Z shares
Forward High Yield Bond Fund	284,479	200,932	—	(47,146)	438,265	$3,769,080	$59,982	$(56,904)
Forward Investment Grade Fixed-Income Fund	6,439	24,507	135,822	(44,582)	122,186	1,366,042	2,523	338
Forward Funds — Institutional Class shares
Forward Credit Analysis Long/Short Fund	139,716	125,357	146,533	(41,277)	370,329	2,840,423	20,422	(279)
Forward EM Corporate Debt Fund	319,065	226,836	—	(49,184)	496,717	3,635,965	126,996	(108,206)
Forward Emerging Markets Fund	128,445	74,550	—	(168,645)	34,350	291,972	—	(106,586)
Forward Global Infrastructure Fund	—	—	8,901	—	8,901	193,509	423	—
Forward International Dividend Fund	112,971	78,528	14,129	(137,077)	68,551	429,816	20,144	(153,770)
Forward International Real Estate Fund	34,655	23,190	—	(41,229)	16,616	228,808	2,090	(46,509)
Forward Real Estate Fund	4,848	1,199	20,019	—	26,066	326,610	432	—
Forward Select Income Fund	59,695	35,261	53,699	(70,308)	78,347	1,771,415	17,501	(101,701)

Total						$14,853,640	$250,513	$(573,617)

(a)	Shares acquired in conjunction with the reorganization of the Forward Growth & Income Allocation Fund and Forward Multi-Strategy Fund into the Forward Growth Allocation Fund on January 22, 2016, pursuant to an Agreement and Plan of Reorganization.
(b)	Shares acquired in conjunction with the reorganization of the Forward Balanced Allocation Fund into the Forward Income Builder Fund on January 22, 2016, pursuant to an Agreement and Plan of Reorganization.

4. Subsequent Events

Changes to the Forward Fund Names:

Effective on May 1, 2016, the name of each Forward Fund set forth below was changed to correspond with the following table:

Current Fund Name	Fund Name Effective May 1, 2016

Forward Commodity Long/Short Strategy Fund	Salient Commodity Long/Short Strategy Fund

Forward Credit Analysis Long/Short Fund	Salient Tactical Muni Strategy Fund

Forward Dynamic Income Fund	Salient US Dividend Signal Fund

Forward EM Corporate Debt Fund	Salient EM Corporate Debt Fund

Forward Emerging Markets Fund	Salient EM Dividend Signal Fund

Forward Frontier Strategy Fund	Salient Frontier Strategy Fund

Forward Global Infrastructure Fund	Salient EM Infrastructure Fund

Forward Growth Allocation Fund	Salient Adaptive Balanced Fund

Forward High Yield Bond Fund	Salient High Yield Fund

Forward Income Builder Fund	Salient Adaptive Income Fund

Forward International Dividend Fund	Salient International Dividend Signal Fund

Forward International Real Estate Fund	Salient International Real Estate Fund

Forward International Small Companies Fund	Salient International Small Cap Fund

Forward Investment Grade Fixed-Income Fund	Salient Investment Grade Fund

Forward Real Estate Fund	Salient Real Estate Fund

Forward Real Estate Long/Short Fund	Salient Tactical Real Estate Fund

Forward Select Income Fund	Salient Select Income Fund

Forward Select Opportunity Fund	Salient Select Opportunity Fund

Forward Tactical Growth Fund	Salient Tactical Growth Fund

Forward Total MarketPlus Fund	Salient Adaptive US Equity Fund

Changes to the Forward Fund’s Subsidiary Names:

Effective on May 1, 2016, the name of the Forward Fund’s subsidiary set forth below was changed to correspond with the following table:

Current Subsidiary Name	Subsidiary Name Effective May 1, 2016

Forward Commodity Long/Short Strategy (Cayman) Fund Ltd.	Salient Commodity Long/Short Strategy (Cayman) Fund Ltd.

Item 2 – Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of the date of this filing and have concluded that the registrant’s disclosure controls and procedures were effective as of that date.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3 – Exhibits.

Separate certifications for the registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Forward Funds

By:	/s/ John A. Blaisdell
John A. Blaisdell, President

Date:	May 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John A. Blaisdell
John A. Blaisdell, President

Date:	May 26, 2016

By:	/s/ Barbara H. Tolle
Barbara H. Tolle, Treasurer

Date:	May 26, 2016